UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-08411
(Investment Company Act file number)

The James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road
Xenia, Ohio 45385
(Address of principal executive offices)   (Zip code)

Barry R. James
P.O. Box 8
Alpha, Ohio 45301
(Name and address of agent for service)

Registrant's telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 – June 30, 2017

Item 1.  Reports to Stockholders.

James Balanced: Golden Rainbow Fund
James Small Cap Fund
James Mid Cap Fund
James Micro Cap Fund
James Aggressive Allocation Fund
James Long-Short Fund

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	5
Representation of Schedules of Investments	9
Disclosure of Fund Expenses	10
Schedule of Investments
James Balanced: Golden Rainbow Fund	11
James Small Cap Fund	24
James Mid Cap Fund	27
James Micro Cap Fund	30
James Aggressive Allocation Fund	33
James Long-Short Fund	36
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	43
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	50
James Balanced: Golden Rainbow Fund - Institutional Class	51
James Small Cap Fund	52
James Mid Cap Fund	53
James Micro Cap Fund	54
James Aggressive Allocation Fund	55
James Long-Short Fund	56
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	65
Additional Information	66
Disclosure Regarding Approval of Fund Advisory Agreements	67
Trustees & Officers	70
Privacy Policy	72

James Advantage Funds	Shareholder Letter

June 30, 2017 (Unaudited)

Most of you invest to achieve life goals: vacations or dream trips, college and career aspirations, retirement, charitable giving and those wonderful ever‐expanding hobbies. It can be confusing trying to choose from the multitude of available investment options with the goal of not running out of money. Understanding this, we have tried to build a no‐load fund family which adequately addresses both risk and reward. We are honored and thankful for your continued trust. The good news is all of our Funds made money in the last year.

While our Funds advanced in the last year, they did not match the results of their market benchmarks. Let me address this directly. First, we have not changed our process towards something new and untested. We use our long standing approach formulated by our research. On the equity side we look for fundamentally cheap stocks on a relative basis, with good earnings and rising price strength. The results over the past year were unusual as the worst strength stocks performed nearly three times better than the best strength. We do not seek out low strength stocks and unfortunately, using high strength as an overlay hampered returns last year. We adhere to our investment process with the primary goal of guiding investors through volatile markets by always attempting to minimize downside risk but not limit upside potential.

Our flagship Fund, the James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. This worked very well in 2008, when the Fund was down 5.53% while the S&P 500® Index was down 37.00%. While we seek to continually improve results, we nonetheless remain committed to our time tested risk management philosophy.

We have learned from history and experience how tempting it is to abandon tried and true approaches and follow the latest fad. A number of investors sold our Funds in the late 90’s because we would not buy internet fad stock. The reason is because we would not waiver from only buying companies with good earnings. Back then the stocks performing the best were actually losing money, but prices rose because they were the darlings of Wall Street and many investors were chasing them. The Tech bubble ended badly with the technology heavy NASDAQ Index falling more than 66% between 2000 and 2002.

As noted, a number of investors sold our Funds since we did not produce spectacular returns. How did this work out? The S&P 500® Index fell 37.61% and the Russell 2000® Index fell 21.02% in those three years. At the same time the James Balanced: Golden Rainbow Fund actually rose 6.40% and the James Small Cap Fund rose 8.04%. Sometimes the best offense is a good defense. Our other Funds were not in existence then.

Over the last year the markets are starting to adapt to a change in direction by the Federal Reserve and also changes in the political landscape in the U.S. Major stock indices advanced while longer term bonds went through some wild times with a major selloff and then a partial rebound.

Here is some information about the past fiscal year.

The Market Over the Past Year

The S&P 500® Index, a commonly used barometer of the stock market, rose 17.90% over the twelve months ended June 30, 2017. The stock market struggled early in the fiscal year and this accelerated going into the Presidential election. However, the market gained strength after the election and has reached records by a number of measures. Over these twelve months the Dow Jones Industrial Average rose 22.09%, while smaller capitalization stocks, represented by the Russell 2000® Index, rose 24.60%. In a strange twist, at the end of June, our research found almost 40% of the 8000+ stocks we follow were in their own personal bear market. That is, they were down 20% or more from their yearly high. At the other end of the return spectrum, the Barclays U.S. Aggregate Government/Credit Bond Index, a popular measure of the fixed income markets, fell 0.41%.

Investment Goals and Objectives

Our research team uses our proprietary approach to try and identify securities we believe are undervalued. In our experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies. We do not drift from our style simply because the markets are embracing a current, but temporary, fad. We believe value investing will outperform over the long run, a fact supported by much academic research. Investors must realize that value investing does not always outperform growth and there are no assurances that value’s past outperformance will be repeated. The Long‐Short Fund invests in long positions we view as undervalued and sells short securities that are overvalued. The James Aggressive Allocation Fund and James Balanced: Golden Rainbow Fund invests in equities, but also invests in high quality fixed income securities.

The investment objectives of each Fund are stated in its Prospectus, and each Fund has a primary benchmark that may help investors understand broad trends and portfolio performance. Some Funds also have a secondary benchmark. Of course, benchmarks do not take into account black‐swan types of risks, unusual trends, or particularized investment goals.

Annual Report | June 30, 2017	1

Shareholder Letter	James Advantage Funds

June 30, 2017 (Unaudited)

Investment Philosophy

The Fund’s adviser does its own research using quantitative databases and statistical expertise and other elements to help measure risk levels and the potential impact on future stock and bond price movements. The adviser employs a proprietary investment approach to select equity securities for the Funds it believes are undervalued and more likely to appreciate. The adviser focuses on characteristics such as being overlooked by Wall Street, management commitment, value and neglect. The adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, other financial statement data as well as its own proprietary calculations. The adviser evaluates over 8,000 companies of all capitalization ranges. For the James Micro Cap, the James Small Cap and the James Mid Cap Fund, the adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. For all Funds, the adviser normally will sell a security when the investment no longer meets the adviser’s investment criteria. The adviser’s Investment Committee has a great deal of investment experience, exceeding over 200 years in total with James. We believe our combination of quantitative modeling and hands‐on management makes us unique and supports the James Advantage Funds.

Fund Performance

Three key issues have been driving the markets in the last year.

•
The stock and bond markets have had to adapt to a rising Fed Funds rate. The Federal Reserve (Fed) has started to tighten and is now even looking to reduce holdings on their balance sheet. Much of the stock advance in the last 9 years has come because of the support of the Federal Reserve.

•
The market has digested the Presidential election and rallied strongly based on the hope of lower regulations and lower taxes. Hope may eventually run dry, but it has sustained the market since the election.

•	Our economy, while underwhelming, has been stronger than most of the world and this strength attracts investors into the U.S. markets.

The James Balanced: Golden Rainbow Fund Retail Class shares rose 3.92% over the twelve months ended June 30, 2017. Its blended secondary benchmark, a composite index comprised of the Russell 2000® Index, the S&P 500® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, rose by 10.21%. The Fund trailed this benchmark as our type of investing lagged growth stocks over the year. As mentioned previously, many stocks are in their own bear market and the Fund was not immune. Our holdings in Finance and Technology stocks advanced, but did not keep up with those in the benchmark and we were underweighted in what we viewed as expensive technology stocks. In addition, bond prices fell during the period. Previous winning industries, like Airlines and Refiners, slipped when oil prices bounced back.

The James Small Cap Fund rose 11.36% over the fiscal year versus a rise of 24.60% for the Russell 2000® Index, its benchmark. The Fund was underweight in the Finance, Industrial, and Technology sectors, which contributed to the underperformance compared to the benchmark.

The James Mid Cap Fund rose 10.50% over the year while its benchmark, the S&P 400® MidCap Value Index, rose 18.47%. The Fund’s positions in Finance, Industrial and Utility stocks lagged, which were underweighted to those in the benchmark.

The James Micro Cap Fund rose 14.90% while its benchmark, the Russell Microcap® Index, rose 27.61% over the fiscal year. This Fund focuses on companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds that invest primarily in such securities. The Fund’s over weighted holdings in Utilities and Industrial stocks held performance down while holdings in Finance stocks were a big boost.

The James Long‐Short Fund rose 10.32%, while its benchmark, the S&P 500® Index, rose 17.90%. The Long‐Short Fund can be leveraged up to 130%, but does not have to be leveraged, nor is it required to have any short positions at all. This Fund attempts to take advantage of volatile markets where it can capitalize on market swings, both up and down. The Fund’s prospectus advises shareholders and potential shareholders not to expect a tight correlation to the S&P 500®Index. The Fund lagged its benchmark because many of the stocks sold short were growth stocks, which outperformed the mostly value stocks held in long positions. Compared to the benchmark, the Fund was underweight positions in the Technology and Finance sectors. The Fund did not use any bond investments during the year.

Finally, the James Aggressive Allocation Fund rose 6.54% while its blended secondary benchmark, 65% Russell 3000® and 35% Barclays U.S. Aggregate Government/Credit Bond Index, rose 11.60%. The Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. It is expected the Fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund and in this period it outperformed the James Balanced: Golden Rainbow Fund as a result.

Please see the following charts for longer term comparisons for all our Funds.

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter

June 30, 2017 (Unaudited)

Expectations for the Future

For many investors the big question on your mind is: What is going to happen next? While there is no crystal ball, there is research, statistics and data, and we can tell you what we are watching.

The Federal Reserve is raising rates and Washington remains disjointed. Much of the recent rally in stocks has come on the heels of the election with the hopes of lower regulations and lower taxes, especially business taxes. The regulatory environment is changing more rapidly than the tax environment, but it may not be enough to spur the economy to new heights, which many investors have been anticipating. Nevertheless, our research shows very low odds of the economy turning negative in the next nine to twelve months ahead.

In our view, the stock market today is elevated, not just in price but in valuation measures. We have studied valuation measures like the Value of the Stock Market to Gross Domestic Product (GDP) and Schiller Cyclically Adjusted Price Earnings. Both of these measures are in areas indicating stocks are expensive. While these are not very helpful as a timing device, they do give a good feel for the markets over the next one to 5 years. Right now they would point to a fairly large possibility of stocks falling in the next twelve months and also doing less than usual over the next five years. No one indicator is appropriate to follow blindly, but these two measures tell us risk levels are running higher than normal and it is appropriate to be more conservative rather than chasing the market. We saw similar high valuations in 1999 and 2007.

We also believe we are on the verge of a major sea change in which type of stocks should be favored. Looking historically, Fama and French have shown value outperforms growth investing by about 4.8% annualized since 1926. However, in the last ten years the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index by 3.35% a year. The last time we had such a long term inversion was the period before the internet bubble exploded in early 2000. Amazingly, in the seven years after March of 2000, the same Growth index fell 5.64% a year while the Value index rose 7.95% a year. We may not have the same type of bubble as seen in 2000, but we believe a value orientation should outperform for years.

Bonds lagged last year but have started to improve recently. We believe bonds will provide a good offset to the risks in stocks, but they are not going to produce a lot of income. In the Funds that hold bonds, we expect to start the year with modest durations in high quality bonds. Because we invest in only high quality bonds, sovereigns and U.S. government obligations, we do not expect problems to arise from a credit standpoint.

As we start the new fiscal year, our risk indicators suggest taking a somewhat neutral approach to equity levels. We still think the market is in a broad topping region, but these can take considerable time. We do think we will see better days for our style in the future. I personally have increased my holdings in the Funds. After more than forty years in the business, we have come to believe it is often best to invest when something has been temporarily lagging rather than chasing rapidly rising prices. We believe this may be one of those times.

Barry R. James, CFA, CIC
President

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only, and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Holdings shown represent an average weight in the Fund for the time period June 30, 2016 to June 30, 2017.

Barry R. James is a registered representative of ALPS Distributors, Inc.

The James Advantage Funds are distributed by ALPS Distributors, Inc. James Investment Research, Inc. is not affiliated with ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

Annual Report | June 30, 2017	3

Shareholder Letter	James Advantage Funds

June 30, 2017 (Unaudited)

The Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue-Chip stocks.

The Russell 1000® Growth Index is a broadly diversified index predominately made up of growth stocks of large U.S. companies.

The Russell 1000® Value Index is a broadly diversified index predominately made up of value stocks of large U.S. companies.

Price/Earnings ratio, also known as the price earnings multiple, is a valuation of a company’s current share price compared to its per-share earnings.

The Stock Market Capitalization to GDP Ratio is a ratio used to determine whether an overall market is undervalued or overvalued. The ratio can be used to focus on specific markets, such as the U.S. market, or it can be applied to the world market depending on what values are used in the calculation.

Shiller Cyclically Adjusted Price Earnings Ratio is a valuation measure usually applied to the U.S. S&P 500 equity market. It is defined as price divided by the average of ten years of earnings (moving average), adjusted for inflation.

Fama and French are two professors from the University of Chicago Booth School of Business who developed the Three Factor Model, an asset pricing model that expands on the capital asset pricing model (CAPM) by adding size and value factors to the market risk factor in CAPM.

Black swan risks relate to an event or occurrence that deviates beyond what is normally expected of a situation and is extremely difficult to predict.

Return on assets is an indicator of how profitable a company is relative to its total assets.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns
	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	3.92%	5.96%	5.56%	7.75%
S&P 500® Index	17.90%	14.63%	7.18%	9.64%
Blended Index(1)	10.21%	8.03%	5.92%	8.03%
Russell 2000® Index	24.60%	13.70%	6.92%	10.05%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	‐0.21%	1.77%	3.87%	5.41%

(1)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 0.97%.
Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns
	1 Year	5 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	4.23%(3)	6.24%	9.13%
S&P 500® Index	17.90%	14.63%	18.56%
Blended Index(1)	10.21%	8.03%	11.28%
Russell 2000® Index	24.60%	13.70%	19.20%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	‐0.21%	1.77%	3.41%

(1)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was March 2, 2009.
(3)
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 0.72%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2017	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund
Average Annual Total Returns
	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	11.36%	9.32%	4.40%	7.90%
Russell 2000® Index	24.60%	13.70%	6.92%	9.18%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.51%.
Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund
Average Annual Total Returns
	1 Year	5 Years	10 Years	Since Inception(1)
James Mid Cap Fund	10.50%	11.13%	4.71%	5.81%
S&P MidCap 400® Value Index	18.47%	14.98%	7.75%	8.68%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns
	1 Year	5 Year	Since Inception(1)
James Micro Cap Fund	14.90%	13.20%	11.84%
Russell Microcap® Index	27.61%	13.73%	14.21%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund
Average Annual Total Returns
	1 Year	Since Inception(2)
James Aggressive Allocation Fund	6.54%	0.62%
Russell 3000® Index	18.51%	9.67%
Blended Index(1)	11.60%	7.56%

(1)	The Blended Index is comprised of a 35% weighting in the Barclays U.S. Aggregate Government/Credit Bond Index and a 65% weighting in the Russell 3000® Index.
(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 1.01%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 3000® Index is a stock market index of U.S. stocks. The index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Government/Credit Bond Index (an unmanaged index generally representative of dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity greater than one year).

The Russell Microcap® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2017	7

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long‐Short Fund

James Long‐Short Fund
Average Annual Total Returns
	1 Year	5 Years	Since Inception(1)
James Long‐Short Fund	10.32%	7.55%	6.15%
S&P 500® Index	17.90%	14.63%	12.90%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2016, was 2.53%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index is a widely recognized unmanaged index of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index return does not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

8	www.jamesfunds.com

James Advantage Funds	Representation of Schedules of Investments

June 30, 2017 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation
(% of Net Assets)*

James Mid Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*

James Small Cap Fund -Industry Sector Allocation
(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Long-Short Fund - Industry Sector Allocation
(% of Net Assets)*

(Cash and Cash Equivalents and Other Assets in Excess of Liabilities not included)

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | June 30, 2017	9

Disclosure of Fund Expenses	James Advantage Funds

June 30, 2017 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2017(a)	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.97%	$1,000.00	$1,013.70	$4.84
Retail Class Hypothetical (5% return before expenses)	0.97%	$1,000.00	$1,019.98	$4.86

Institutional Class Actual	0.72%	$1,000.00	$1,014.70	$3.60
Institutional Class Hypothetical (5% return before expenses)	0.72%	$1,000.00	$1,021.22	$3.61

James Small Cap Fund
Actual	1.50%	$1,000.00	$953.40	$7.27
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Mid Cap Fund
Actual	1.50%	$1,000.00	$1,036.90	$7.58
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Micro Cap Fund
Actual	1.50%	$1,000.00	$956.80	$7.28
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Aggressive Allocation Fund
Actual	0.98%	$1,000.00	$1,015.20	$4.90
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,019.93	$4.91

James Long-Short Fund
Actual	1.57%(c)	$1,000.00	$1,057.60	$8.01
Hypothetical (5% return before expenses)	1.57%(c)	$1,000.00	$1,017.01	$7.85

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)
Dividend and interest expense on securities sold short and interest expense totaled 0.07% (annualized) of average net assets for the six months ended June 30, 2017. Total annual operating expense of 1.57% includes the 0.07% of dividend and interest expense.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
COMMON STOCKS‐46.56%
	Basic Materials‐6.04%
170,565	AK Steel Holding Corp.*	$1,120,612
46,770	Arconic, Inc.	1,059,340
273,670	Avery Dennison Corp.	24,184,218
33,065	Brady Corp., Class A	1,120,903
21,095	Cabot Corp.	1,127,106
485,865	Celanese Corp., Series A	46,128,023
326,280	Cloud Peak Energy, Inc.*	1,151,768
254,850	Cooper Tire & Rubber Co.	9,200,085
179,445	Dow Chemical Co.	11,317,596
80,395	Ferro Corp.*	1,470,425
1,095,420	Goodyear Tire & Rubber Co.	38,295,883
50,105	Huntsman Corp.	1,294,713
279,655	Innospec, Inc.	18,331,385
31,500	International Paper Co.	1,783,215
18,870	KMG Chemicals, Inc.	918,403
30,130	Koppers Holdings, Inc.*	1,089,199
75,525	Kronos Worldwide, Inc.	1,376,066
47,660	Louisiana‐Pacific Corp.*	1,149,083
13,915	LyondellBasell Industries NV, Class A	1,174,287
47,010	Neenah Paper, Inc.	3,772,553
412,820	Newmont Mining Corp.	13,371,240
20,505	Nucor Corp.	1,186,624
61,850	Orion Engineered Carbons SA	1,233,908
93,230	Platform Specialty Products Corp.*	1,182,156
74,590	Rayonier Advanced Materials, Inc.	1,172,555
115,050	Ryerson Holding Corp.*	1,138,995
35,945	Steel Dynamics, Inc.	1,287,190
18,150	Trinseo SA	1,246,905
127,160	Universal Forest Products, Inc.	11,102,340
86,000	Westlake Chemical Corp.	5,694,060
		205,680,836

	Consumer, Cyclical‐7.57%
317,220	Alaska Air Group, Inc.	28,473,667
20,700	AMC Networks, Inc.*	1,105,587
158,300	Arcos Dorados Holdings, Inc., Class A*	1,179,335
21,290	Asbury Automotive Group, Inc.*	1,203,949
22,950	Atlas Air Worldwide Holdings, Inc.*	1,196,842
81,510	AV Homes, Inc.*	1,634,275
183,060	Avianca Holdings SA, Sponsored ADR	1,189,890
615,710	Best Buy Co., Inc.	35,298,654
79,420	Big 5 Sporting Goods Corp.	1,036,431
375,395	Big Lots, Inc.	18,131,578
81,795	Builders FirstSource, Inc.*	1,253,099
32,890	CalAtlantic Group, Inc.	1,162,661
21,060	Carnival Corp.	1,380,904
16,163	Cars.com, Inc.*	430,421
33,035	Central Garden & Pet Co., Class A*	991,711
73,030	Century Communities, Inc.*	1,811,144
11,215	Children's Place, Inc.	1,145,051
60,060	China Yuchai International, Ltd.	1,093,693
127,770	Commercial Vehicle Group, Inc.*	1,079,656
197,840	Container Store Group, Inc.*	1,171,213

See Notes to Financial Statements.

Annual Report | June 30, 2017	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2017

Shares or Principal Amount		Value
	Consumer, Cyclical (continued)
10,710	Copa Holdings SA, Class A	$1,253,070
14,875	Darden Restaurants, Inc.	1,345,295
42,085	Discovery Communications, Inc., Class A*	1,087,056
43,080	Discovery Communications, Inc., Class C*	1,086,047
15,620	DISH Network Corp., Class A*	980,311
37,125	DR Horton, Inc.	1,283,411
76,335	Extended Stay America, Inc.	1,477,846
120,740	Fiat Chrysler Automobiles NV*	1,283,466
42,520	Flexsteel Industries, Inc.	2,300,757
190,000	Foot Locker, Inc.	9,363,200
607,670	Ford Motor Co.	6,799,827
56,490	FTD Cos., Inc.*	1,129,800
36,360	General Motors Co.	1,270,055
18,485	Group 1 Automotive, Inc.	1,170,470
12,925	Hasbro, Inc.	1,441,267
44,930	Haverty Furniture Cos., Inc.	1,127,743
316,610	Hawaiian Holdings, Inc.*	14,864,839
39,140	Herman Miller, Inc.	1,189,856
58,680	ILG, Inc.	1,613,113
30,140	Insight Enterprises, Inc.*	1,205,299
52,240	International Game Technology PLC	955,992
61,910	KB Home	1,483,983
62,710	Kimball International, Inc., Class B	1,046,630
144,595	Lennar Corp., Class A	7,709,805
37,760	Liberty Formula One, Class A*	1,322,733
23,760	Liberty Ventures, Series A*	1,242,410
61,880	M/I Homes, Inc.*	1,766,674
12,535	Marriott Vacations Worldwide Corp.	1,475,996
41,510	MDC Holdings, Inc.	1,466,548
19,375	Meredith Corp.	1,151,844
122,690	Meritage Homes Corp.*	5,177,518
51,570	MSG Networks, Inc., Class A*	1,157,747
17,990	Nexstar Media Group, Inc., Class A	1,075,802
253,350	Office Depot, Inc.	1,428,894
45,340	Patrick Industries, Inc.*	3,303,019
45,970	PCM, Inc.*	861,938
66,675	Penn National Gaming, Inc.*	1,426,845
52,610	PulteGroup, Inc.	1,290,523
30,765	Sinclair Broadcast Group, Inc., Class A	1,012,169
39,290	SkyWest, Inc.	1,379,079
577,710	Southwest Airlines Co.	35,898,899
48,490	TEGNA, Inc.	698,741
13,535	Thor Industries, Inc.	1,414,678
115,150	Tilly's, Inc., Class A	1,168,773
50,000	Time Warner, Inc.	5,020,500
34,800	Toll Brothers, Inc.	1,374,948
40,540	Twenty‐First Century Fox, Inc., Class B	1,129,850
17,625	United Continental Holdings, Inc.*	1,326,281
27,315	Viacom, Inc., Class B	916,965
127,135	Wabash National Corp.	2,794,427
149,005	Wal‐Mart Stores, Inc.	11,276,698
11,800	Wyndham Worldwide Corp.	1,184,838
		257,184,236

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
	Consumer, Non‐cyclical‐4.67%
34,390	Adtalem Global Education, Inc.	$1,305,100
78,625	Anthem, Inc.	14,791,721
22,950	Brink's Co.	1,537,650
93,310	Brookdale Senior Living, Inc.*	1,372,590
194,044	DST Systems, Inc.	11,972,515
14,470	Eagle Pharmaceuticals, Inc.*	1,141,538
18,635	Express Scripts Holding Co.*	1,189,658
20,770	Fresh Del Monte Produce, Inc.	1,057,401
122,150	Grand Canyon Education, Inc.*	9,577,781
14,045	HCA Healthcare, Inc.*	1,224,724
100,000	Ingles Markets, Inc., Class A	3,330,000
35,895	John B Sanfilippo & Son, Inc.	2,265,333
46,390	Kelly Services, Inc., Class A	1,041,455
66,070	Lantheus Holdings, Inc.*	1,166,136
180,358	ManpowerGroup, Inc.	20,136,971
20,560	Medifast, Inc.	852,623
85,000	Merck & Co., Inc.	5,447,650
65,000	Mylan NV*	2,523,300
142,360	Natural Health Trends Corp.	3,964,726
116,870	Omega Protein Corp.	2,091,973
700,000	Pfizer, Inc.	23,513,000
113,069	Sanderson Farms, Inc.	13,076,430
380	Seaboard Corp.	1,518,100
385,000	Toro Co.	26,676,650
45,050	TrueBlue, Inc.*	1,193,825
19,825	Tupperware Brands Corp.	1,392,310
19,770	Tyson Foods, Inc., Class A	1,238,195
20,630	Weis Markets, Inc.	1,005,094
		157,604,449

	Energy‐1.09%
196,705	Chesapeake Energy Corp.*	977,624
140,435	Cosan, Ltd., Class A	900,188
92,540	FutureFuel Corp.	1,396,429
2,005,900	McDermott International, Inc.*	14,382,303
11,040	REX American Resources Corp.*	1,066,022
88,890	Star Gas Partners LP	963,568
174,950	Tesoro Corp.	16,375,320
80,500	Transocean, Ltd.*	662,515
		36,723,969

	Financial‐10.14%
40,795	Aaron's, Inc.	1,586,925
28,190	AerCap Holdings NV*	1,308,862
61,100	AGNC Investment Corp., REIT	1,300,819
33,475	Air Lease Corp.	1,250,626
53,755	Aircastle, Ltd.	1,169,171
63,055	Ally Financial, Inc.	1,317,849
129,448	American Financial Group, Inc.	12,863,248
609,372	Annaly Capital Management, Inc., REIT	7,342,933
186,295	Apollo Investment Corp.	1,190,425
66,675	Ares Management LP	1,200,150
200,000	Argo Group International Holdings, Ltd.	12,120,000
180,920	Ashford Hospitality Trust, Inc., REIT	1,099,994

See Notes to Financial Statements.

Annual Report | June 30, 2017	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2017

Shares or Principal Amount		Value
	Financial (continued)
32,380	Assured Guaranty, Ltd.	$1,351,541
72,140	B. Riley Financial, Inc.	1,338,197
53,280	Bank of America Corp.	1,292,573
109,000	Bank of Montreal	8,004,960
112,200	BGC Partners, Inc., Class A	1,418,208
37,725	CBRE Group, Inc., Class A*	1,373,190
833,101	Chimera Investment Corp., REIT	15,520,672
28,350	CNA Financial Corp.	1,382,062
38,530	CoreCivic, Inc., REIT	1,062,657
39,230	CorEnergy Infrastructure Trust, Inc., REIT	1,317,736
7,720	Credicorp, Ltd.	1,384,891
6,520	Credit Acceptance Corp.*	1,676,553
151,110	CYS Investments, Inc., REIT	1,270,835
80,320	Enova International, Inc.*	1,192,752
6,625	Enstar Group, Ltd.*	1,316,056
64,050	ePlus, Inc.*	4,746,105
33,905	Essent Group, Ltd.*	1,259,232
16,285	Evercore Partners, Inc., Class A	1,148,092
5,365	Everest Re Group, Ltd.	1,365,875
123,300	EZCORP, Inc., Class A*	949,410
882,250	Fifth Third Bancorp	22,903,210
219,865	First BanCorp*	1,273,018
32,070	FNF Group	1,437,698
96,700	Forestar Group, Inc.*	1,658,405
107,650	Franklin Resources, Inc.	4,821,643
39,277	GEO Group, Inc., REIT	1,161,421
5,470	Goldman Sachs Group, Inc.	1,213,793
37,990	Green Dot Corp., Class A*	1,463,755
82,150	Hercules Capital, Inc.	1,087,666
38,050	Hospitality Properties Trust, REIT	1,109,157
66,650	Host Hotels & Resorts, Inc., REIT	1,217,695
36,590	Houlihan Lokey, Inc.	1,276,991
35,555	International Bancshares Corp.	1,246,203
48,910	Jernigan Capital, Inc., REIT	1,076,020
518,825	JPMorgan Chase & Co.	47,420,605
982,600	KeyCorp	18,413,924
66,600	LGI Homes, Inc.*	2,675,988
18,960	Lincoln National Corp.	1,281,317
26,160	Loews Corp.	1,224,550
59,070	Maui Land & Pineapple Co., Inc.*	1,199,121
122,655	MGIC Investment Corp.*	1,373,736
29,655	Morgan Stanley	1,321,427
20,310	MutualFirst Financial, Inc.	725,067
78,055	Nationstar Mortgage Holdings, Inc.*	1,396,404
377,630	Nelnet, Inc., Class A	17,752,386
71,845	New Residential Investment Corp., REIT	1,117,908
62,070	Old Republic International Corp.	1,212,227
47,150	Outfront Media, Inc., REIT	1,090,108
55,920	People's Utah Bancorp	1,498,656
17,880	Piper Jaffray Cos.	1,071,906
144,825	Principal Financial Group, Inc.	9,278,938
11,760	Prudential Financial, Inc.	1,271,726
69,055	Radian Group, Inc.	1,129,049
74,175	Redwood Trust, Inc., REIT	1,263,942

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
	Financial (continued)
53,200	RLJ Lodging Trust, REIT	$1,057,084
78,170	Summit Hotel Properties, Inc., REIT	1,457,871
233,270	Torchmark Corp.	17,845,155
60,120	TPG Specialty Lending, Inc.	1,229,454
334,224	Travelers Cos., Inc.	42,289,363
44,705	Triton International, Ltd.	1,494,935
127,500	Two Harbors Investment Corp., REIT	1,263,525
501,760	Unum Group	23,397,069
29,310	Walker & Dunlop, Inc.*	1,431,207
3,531	World Acceptance Corp.*	264,507
		342,518,429

	Industrial‐5.60%
110,560	Advanced Emissions Solutions, Inc.	1,012,730
50,000	AGCO Corp.	3,369,500
413,190	American Axle & Manufacturing Holdings, Inc.*	6,445,764
135,075	American Outdoor Brands Corp.*	2,993,262
80,370	Argan, Inc.	4,822,200
53,560	CAI International, Inc.*	1,264,016
72,130	Casella Waste Systems, Inc., Class A*	1,183,653
69,050	Ceco Environmental Corp.	633,879
12,185	Cooper‐standard Holding, Inc.*	1,229,101
146,090	Costamare, Inc.	1,067,918
8,265	Cummins, Inc.	1,340,748
68,155	Dana, Inc.	1,521,901
182,500	Deere & Co.	22,555,175
16,595	Delphi Automotive PLC	1,454,552
233,835	DHT Holdings, Inc.	970,415
13,075	Dycom Industries, Inc.*	1,170,474
52,400	FedEx Corp.	11,388,092
19,940	GATX Corp.	1,281,544
177,000	Global Brass & Copper Holdings, Inc.	5,407,350
25,480	Greenbrier Cos., Inc.	1,178,450
17,600	Hill‐Rom Holdings, Inc.	1,401,136
13,305	LCI Industries	1,362,432
9,300	Lear Corp.	1,321,344
865,890	Magna International, Inc.	40,116,684
30,730	MasTec, Inc.*	1,387,460
73,855	Meritor, Inc.*	1,226,732
28,260	Methode Electronics, Inc.	1,164,312
66,730	Milacron Holdings Corp.*	1,173,781
15,030	NACCO Industries, Inc., Class A	1,064,876
36,820	NN, Inc.	1,010,709
17,785	Oshkosh Corp.	1,225,031
20,540	Owens Corning	1,374,537
60,430	Owens‐Illinois, Inc.*	1,445,486
28,690	Park‐Ohio Holdings Corp.	1,093,089
50,590	Quad/Graphics, Inc.	1,159,523
216,910	Sonoco Products Co.	11,153,512
64,970	Stoneridge, Inc.*	1,001,188
19,280	Sturm Ruger & Co., Inc.	1,198,252
21,185	Tenneco, Inc.	1,225,129
56,550	Tower International, Inc.	1,269,548
45,730	Trinity Industries, Inc.	1,281,812

See Notes to Financial Statements.

Annual Report | June 30, 2017	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2017

Shares or Principal Amount		Value
	Industrial (continued)
37,840	Tutor Perini Corp.*	$1,087,900
309,085	United Rentals, Inc.*	34,836,970
54,900	Vectrus, Inc.*	1,774,368
13,075	Visteon Corp.*	1,334,435
26,230	XPO Logistics, Inc.*	1,695,245
13,385	Zebra Technologies Corp., Class A*	1,345,460
		189,021,675

	Technology-8.63%
743,437	ACCO Brands Corp.*	8,661,041
18,635	Advanced Energy Industries, Inc.*	1,205,498
54,390	Alpha & Omega Semiconductor, Ltd.*	906,681
74,235	Amaya, Inc.*	1,328,806
106,925	Amkor Technology, Inc.*	1,044,657
15,450	Analog Devices, Inc.	1,202,010
15,740	Anixter International, Inc.*	1,230,868
31,860	Applied Materials, Inc.	1,316,137
316,400	Arrow Electronics, Inc.*	24,812,088
27,625	Avnet, Inc.	1,074,060
36,700	Broadcom, Ltd.	8,552,935
57,175	Brooks Automation, Inc.	1,240,126
81,585	Cabot Microelectronics Corp.	6,023,421
21,290	CDW Corp.	1,331,264
19,075	Cirrus Logic, Inc.*	1,196,384
363,070	Cisco Systems, Inc.	11,364,091
30,095	CommScope Holding Co., Inc.*	1,144,513
487,810	Corning, Inc.	14,658,690
711,500	Deluxe Corp.	49,250,030
44,890	Ducommun, Inc.*	1,417,626
99,930	Eastman Kodak Co.*	909,363
175,000	Ebix, Inc.	9,432,500
15,970	EnerSys	1,157,026
19,180	Engility Holdings, Inc.*	544,712
52,840	Entegris, Inc.*	1,159,838
195,330	Extreme Networks, Inc.*	1,800,943
46,040	First Solar, Inc.*	1,836,075
70,500	HP, Inc.	1,232,340
37,110	II‐VI, Inc.*	1,272,873
461,500	Intel Corp.	15,571,010
14,270	InterDigital, Inc.	1,103,071
47,120	International Business Machines Corp.	7,248,470
137,120	Iridium Communications, Inc.*	1,515,176
15,130	j2 Global, Inc.	1,287,412
42,915	Jabil, Inc.	1,252,689
72,130	KEMET Corp.*	923,264
65,685	Knowles Corp.*	1,111,390
62,765	Kulicke & Soffa Industries, Inc.*	1,193,790
35,325	Liberty Global PLC, Class C*	1,101,434
89,930	Lockheed Martin Corp.	24,965,467
39,210	Logitech International SA	1,437,439
81,460	Marvell Technology Group, Ltd.	1,345,719
43,170	Micron Technology, Inc.*	1,289,056
18,370	MKS Instruments, Inc.	1,236,301
18,565	Moog, Inc., Class A*	1,331,482

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
	Technology (continued)
14,790	Motorola Solutions, Inc.	$1,282,885
22,680	Nanometrics, Inc.*	573,577
27,925	NCR Corp.*	1,140,457
30,140	NetApp, Inc.	1,207,107
17,500	Northrop Grumman Corp.	4,492,425
81,045	ON Semiconductor Corp.*	1,137,872
301,625	Orbotech, Ltd.*	9,839,008
85,720	PC Connection, Inc.	2,319,583
21,520	Plexus Corp.*	1,131,306
17,300	Qorvo, Inc.*	1,095,436
30,880	Sanmina Corp.*	1,176,528
26,820	Seagate Technology PLC	1,039,275
261,550	SYNNEX Corp.	31,375,538
16,920	TE Connectivity, Ltd.	1,331,266
13,675	Tech Data Corp.*	1,381,175
40,875	Teradata Corp.*	1,205,404
38,610	Teradyne, Inc.	1,159,458
54,925	Tower Semiconductor, Ltd.*	1,309,961
75,160	TTM Technologies, Inc.*	1,304,778
70,120	Unisys Corp.*	897,536
121,340	Viavi Solutions, Inc.*	1,277,710
14,735	Western Digital Corp.	1,305,521
		291,203,572

	Utilities-2.82%
225,520	American Electric Power Co., Inc.	15,666,874
943,700	AT&T, Inc.	35,605,801
314,850	CenterPoint Energy, Inc.	8,620,593
79,620	DTE Energy Co.	8,423,000
16,190	Entergy Corp.	1,242,906
60,940	IDT Corp., Class B	875,708
20,345	National Fuel Gas Co.	1,136,065
18,335	PG&E Corp.	1,216,894
97,210	Pinnacle West Capital Corp.	8,278,404
78,220	PNM Resources, Inc.	2,991,915
240,510	UGI Corp.	11,643,089
		95,701,249

TOTAL COMMON STOCKS (Cost $1,185,378,801)		1,575,638,415

EXCHANGE TRADED FUNDS-0.74%
107,910	iShares® MSCI All Peru Capped ETF	3,654,912
109,760	iShares® MSCI Canada ETF	2,937,178
94,410	iShares® MSCI Chile Capped ETF	3,934,065
30,590	iShares® MSCI Philippines ETF	1,096,040
7,000	iShares® National AMT-Free Municipal Bond ETF	770,840
454,760	iShares® Silver Trust ETF*	7,144,280
44,610	SPDR® Gold Shares ETF*	5,264,872

TOTAL EXCHANGE TRADED FUNDS (Cost $21,876,687)		24,802,187

See Notes to Financial Statements.

Annual Report | June 30, 2017	17

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2017

Shares or Principal Amount		Value
CORPORATE BONDS-10.62%
	Basic Materials-0.05%
$1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	$1,594,348

	Communications-0.25%
8,000,000	Alphabet, Inc., 3.625%, 5/19/21	8,468,016

	Consumer, Cyclical-0.60%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,955,425
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,072,195
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,618,960
785,000	McDonald's Corp., 5.700%, 2/1/39	947,353
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,441,982
		20,035,915
	Consumer, Non-cyclical-1.40%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	10,375,620
1,950,000	Dr Pepper Snapple Group, Inc., 2.530%, 11/15/21	1,948,844
3,000,000	Hershey Co., 4.125%, 12/1/20	3,204,267
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	6,256,020
5,000,000	Merck & Co., Inc., 2.800%, 5/18/23	5,094,085
10,000,000	Merck & Co., Inc., 4.150%, 5/18/43	10,670,750
10,000,000	PepsiCo, Inc., 5.000%, 6/1/18	10,322,820
		47,872,406
	Energy-1.34%
5,000,000	Apache Corp., 3.250%, 4/15/22	5,072,355
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	5,142,845
8,271,000	Chevron Corp., 3.326%, 11/17/25	8,477,626
2,000,000	Phillips 66, 4.300%, 4/1/22	2,142,852
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	5,020,296
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,660,580
2,625,000	Shell International Finance BV, 4.375%, 5/11/45	2,751,108
10,000,000	Statoil ASA, 2.250%, 11/8/19	10,063,460
		45,331,122
	Financial-3.56%
8,000,000	Aflac, Inc., 3.625%, 11/15/24	8,378,352
3,000,000	American Express Credit Corp., 2.125%, 7/27/18	3,011,955
5,250,000	American Express Credit Corp., 2.600%, 9/14/20	5,320,975
5,000,000	Australia & New Zealand Banking Group, Ltd., 2.625%, 5/19/22	5,005,800
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,622,369
10,000,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	10,079,070
10,000,000	Goldman Sachs Group, Inc., 2.600%, 4/23/20	10,092,140
10,000,000	HSBC Holdings PLC, 4.000%, 3/30/22	10,545,840
11,000,000	JPMorgan Chase & Co., 4.250%, 10/15/20	11,679,734
5,000,000	National Australia Bank, Ltd., 2.500%, 5/22/22	4,971,045
5,000,000	National Rural Utilities Cooperative Finance Corp., 2.450%, 6/15/22	4,954,240
15,956,000	PNC Bank NA, 1.950%, 3/4/19	15,985,487
6,000,000	PNC Bank NA, 2.950%, 2/23/25	5,986,134
5,000,000	UBS AG, 5.875%, 12/20/17	5,101,695
5,305,000	US Bank NA Cincinnati, 1.473%, 1/24/20(a)	5,323,928
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	5,016,855
		120,075,619
	Industrial-0.80%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,087,867
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,622,520

See Notes to Financial Statements.

18	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
	Industrial (continued)
$10,000,000	General Electric Co., 1.958%, 4/15/20(a)	$10,176,560
1,000,000	General Electric Co., 2.700%, 10/9/22	1,017,009
2,000,000	General Electric Co., 6.875%, 1/10/39	2,902,368
5,000,000	United Parcel Service, Inc., 2.350%, 5/16/22	5,023,225
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,165,965
		26,995,514
	Technology-2.30%
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,401,936
10,000,000	Apple, Inc., 1.379%, 2/7/20(a)	10,024,370
5,000,000	Intel Corp., 3.300%, 10/1/21	5,227,715
5,000,000	Intel Corp., 2.875%, 5/11/24	5,017,640
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,822,998
9,000,000	Microsoft Corp., 1.850%, 2/6/20	9,022,320
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,501,738
10,000,000	Microsoft Corp., 3.500%, 11/15/42	9,859,000
7,266,000	Oracle Corp., 2.500%, 10/15/22	7,304,284
6,000,000	Oracle Corp., 2.400%, 9/15/23	5,921,292
10,000,000	QUALCOMM, Inc., 4.650%, 5/20/35	10,909,430
		78,012,723
	Utilities-0.32%
5,000,000	Duke Energy Florida LLC, 5.800%, 9/15/17	5,042,055
1,000,000	Georgia Power Co., 5.400%, 6/1/18	1,033,136
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,731,633
		10,806,824

TOTAL CORPORATE BONDS (Cost $354,148,133)		359,192,487

Shares or Principal Amount		Value
MUNICIPAL BONDS-6.01%
	Connecticut-0.18%
5,350,000	State of Connecticut, Series D, 5.000%, 11/1/25	6,058,287

	Florida-0.41%
10,775,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series C, 5.000%, 6/1/23	12,857,269
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,045,570
		13,902,839
	Georgia-0.27%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,120,510
5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	5,961,150
		9,081,660
	Hawaii-0.31%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,554,210

	Illinois-0.03%
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,012,050

	Maryland-0.15%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,071,050

See Notes to Financial Statements.

Annual Report | June 30, 2017	19

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2017

Shares or Principal Amount		Value
	Massachusetts-0.03%
$1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, Prefunded 8/1/17 @ 100, 5.250%, 8/1/22(b)	$1,003,020

	Ohio-1.90%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,386,228
6,395,000	City of Cincinnati General Obligation Unlimited Bonds, Series A,, 3.000%, 12/1/27	6,643,510
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,885,455
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,150,700
2,580,000	County of Trumbull OH General Obligation Limited Notes, Series B, 2.000%, 8/31/17	2,582,967
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,590,400
11,000,000	5.500%, 1/1/51	12,204,720
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), Prerefunded 12/1/18 @ 100, 5.000%, 12/1/33(b)	1,160,654
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), Prefunded 6/1/18 @ 100, 5.000%, 12/1/26(b)	517,880
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,195,630
105,000	Ohio State University Revenue Bonds, Series A, Prefunded 12/1/18 @ 100, 5.000%, 12/1/28(b)	110,790
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	588,050
	State of Ohio General Obligation Unlimited Bonds, Series A, Prefunded 3/1/18 @ 100:
365,000	5.375%, 9/1/28(b)	375,384
635,000	5.375%, 9/1/28(b)	653,275
3,475,000	State of Ohio General Obligation Unlimited Bonds, Series C, 5.000%, 9/1/19	3,760,958
6,900,000	State of Ohio General Obligation Unlimited Bonds, Series S, 5.000%, 5/1/28	8,397,714
790,000	The Ohio State University Revenue Bonds, Series A, Prefunded 12/01/18 @100, 5.000%, 12/1/28(b)	833,560
105,000	The Ohio State University Revenue Bonds, Series A, Unrefunded, 5.000%, 12/1/28	110,684
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,019,860
		64,168,419
	Pennsylvania-1.36%
	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series:
20,000,000	5.000%, 6/1/24	23,051,000
12,005,000	5.000%, 3/15/25	14,380,669
7,050,000	5.000%, 9/15/26	8,605,653
		46,037,322
	Tennessee-0.17%
5,000,000	Metropolitan Government of Nashville & Davidson County TN General Obligation Unlimited Bonds, Series C, 4.000%, 7/1/24	5,736,750

	Texas-0.69%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), Prefunded 2/15/18 @ 100, 5.000%, 2/15/37(b)	1,024,620
5,000,000	Houston Texas Independent School District General Obligation Limited Bonds, Series A, 5.000%, 2/15/28	6,096,750
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	5,918,329
7,620,000	Referendum Transportation Community Mobility General Obligation Unlimited Bonds, Series A, 5.000%, 10/1/25	9,432,493
	Tyler Independent School District General Obligation Unlimited Bonds, Prefunded 2/15/18 @ 100:
475,000	5.000%, 2/15/34(b)	486,547
290,000	5.000%, 2/15/34(b)	297,050
235,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded 2016, 5.000%, 2/15/34	240,631
		23,496,420

See Notes to Financial Statements.

20	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
	Washington-0.34%
$5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	$5,249,000
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,406,821
		11,655,821
	Wisconsin-0.17%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, Prefunded 5/1/21 @ 100, 5.000%, 5/1/25(b)	5,681,050

TOTAL MUNICIPAL BONDS (Cost $199,277,766)		203,458,898

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-6.45%
	Federal Agricultural Mortgage Corporation-0.29%
$10,000,000	1.379%, 1/3/22(a)	10,012,320

	Federal Farm Credit Banks-1.64%
10,000,000	1.170%, 5/16/19	9,945,600
10,000,000	2.350%, 5/2/24	9,858,580
5,725,000	2.750%, 11/6/26	5,732,236
10,000,000	3.300%, 3/22/27	10,056,720
10,000,000	2.800%, 6/2/28	9,792,490
10,000,000	3.220%, 3/26/31	10,157,980
		55,543,606
	Federal Home Loan Banks-3.54%
50,000,000	1.000%, 8/28/18	49,743,450
11,250,000	1.200%, 5/23/19	11,183,951
5,000,000	1.600%, 10/22/20	4,943,445
10,000,000	2.050%, 6/9/23	9,899,700
10,000,000	2.620%, 4/28/26	9,790,540
10,000,000	3.000%, 7/12/27	9,848,920
5,981,481	3.000%, 4/18/31	5,975,955
19,000,000	2.000%, 6/30/31(c)	18,337,356
		119,723,317
	Federal Home Loan Mortgage Corporation-0.44%
5,000,000	1.125%, 8/26/19(c)	4,978,670
10,000,000	1.800%, 4/13/20	9,993,760
		14,972,430
	Tennessee Valley Authority-0.39%
10,000,000	5.250%, 9/15/39	13,140,440

	United States Department of Housing and Urban Development-0.15%
5,000,000	2.050%, 8/1/19	5,022,645

TOTAL U.S. GOVERNMENT AGENCIES (Cost $220,298,219)		218,414,758

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-0.46%
	Federal National Mortgage Association-0.37%
10,809,012	3.500%, 9/1/33	11,280,132
1,274,113	4.500%, 9/1/40	1,340,915
		12,621,047

See Notes to Financial Statements.

Annual Report | June 30, 2017	21

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2017

Shares or Principal Amount		Value
	Government National Mortgage Association-0.09%
$2,897,784	4.000%, 12/20/40	$3,075,355

TOTAL MORTGAGE BACKED SECURITIES (Cost $15,317,614)		15,696,402

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-25.07%
	U.S. Treasury Bonds-7.48%
$97,500,000	2.625%, 11/15/20	100,619,220
48,000,000	2.125%, 5/15/25	47,692,512
60,000,000	2.000%, 8/15/25	58,968,720
20,000,000	2.375%, 5/15/27	20,128,900
25,000,000	3.000%, 2/15/47	25,833,975
		253,243,327
	U.S. Treasury Notes-14.57%
5,000,000	0.875%, 11/15/17	4,995,500
155,000,000	1.500%, 8/31/18	155,290,625
180,000,000	2.750%, 2/15/19	184,000,860
30,000,000	1.250%, 6/30/19	29,901,570
25,000,000	0.750%, 7/15/19	24,676,750
30,000,000	1.375%, 9/30/20	29,776,170
15,000,000	1.125%, 2/28/21	14,694,720
25,000,000	1.750%, 5/31/22	24,850,575
25,000,000	2.000%, 6/30/24	24,695,300
		492,882,070
	United States Treasury Inflation Indexed Bonds-3.02%
30,927,620	1.625%, 1/15/18	31,068,557
32,544,600	0.625%, 7/15/21	33,350,892
37,809,100	0.125%, 1/15/22	37,748,568
		102,168,017
TOTAL U.S. TREASURY BONDS & NOTES (Cost $846,652,688)		848,293,414

Shares or Principal Amount		Value
FOREIGN BONDS-0.80%
	Australia Government Bond-0.24%
AUD 10,000,000	5.250%, 3/15/19	8,133,989

	New Zealand Government Bond-0.34%
NZD 15,000,000	5.000%, 3/15/19	11,522,125

	Singapore Government-0.22%
SGD 10,000,000	2.250%, 6/1/21	7,466,686

TOTAL FOREIGN BONDS (Cost $27,536,735)		27,122,800

See Notes to Financial Statements.

22	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-5.20%
Mutual Fund-5.20%
175,877,619	First American Treasury Obligations Fund, Class Z, 7-Day Yield 0.839%	$175,877,619

TOTAL SHORT TERM INVESTMENTS (Cost $175,877,619)	175,877,619

TOTAL INVESTMENT SECURITIES-101.91% (Cost $3,046,364,262)	3,448,496,980
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(1.91)%	(64,616,789)
NET ASSETS-100.00%	$3,383,880,191

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2017.
(b)

Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of June 30, 2017.

AUD - Australian Dollar

NZD - New Zealand Dollar

SGD - Singapore Dollar

See Notes to Financial Statements.

Annual Report | June 30, 2017	23

Schedule of Investments	James Small Cap Fund

June 30, 2017

Shares		Value
COMMON STOCKS‐96.23%
	Basic Materials‐8.95%
94,060	AK Steel Holding Corp.*	$617,974
16,420	Cooper Tire & Rubber Co.	592,762
48,030	Ferro Corp.*	878,469
37,810	Harsco Corp.*	608,741
43,750	Kronos Worldwide, Inc.	797,125
21,830	Lydall, Inc.*	1,128,611
34,840	Orion Engineered Carbons SA	695,058
10,665	Trinseo SA	732,686
		6,051,426

	Consumer, Cyclical‐21.49%
91,140	Arcos Dorados Holdings, Inc., Class A*	678,993
10,580	Asbury Automotive Group, Inc.*	598,299
15,125	Big Lots, Inc.	730,537
29,520	Bloomin' Brands, Inc.	626,710
49,020	Builders FirstSource, Inc.*	750,986
15,160	Century Communities, Inc.*	375,968
6,135	Children's Place, Inc.	626,383
11,674	Flexsteel Industries, Inc.	631,680
50,770	Gray Television, Inc.*	695,549
11,910	Hawaiian Holdings, Inc.*	559,175
14,300	Insight Enterprises, Inc.*	571,857
28,720	Intrawest Resorts Holdings, Inc.*	681,813
24,110	MDC Holdings, Inc.	851,806
11,275	Meredith Corp.	670,299
29,405	MSG Networks, Inc., Class A*	660,142
148,830	Office Depot, Inc.	839,401
11,460	Patrick Industries, Inc.*	834,861
39,060	Penn National Gaming, Inc.*	835,884
21,395	SkyWest, Inc.	750,965
14,320	SodaStream International, Ltd.*	766,406
35,560	Wabash National Corp.	781,609
		14,519,323

	Consumer, Non‐cyclical‐11.22%
20,935	Adtalem Global Education, Inc.	794,483
13,970	Grand Canyon Education, Inc.*	1,095,388
34,053	Natural Health Trends Corp.	948,376
6,985	Sanderson Farms, Inc.	807,815
25,470	Tivity Health, Inc.*	1,014,980
21,910	TrueBlue, Inc.*	580,615
16,440	Viad Corp.	776,790
46,870	Weight Watchers International, Inc.*	1,566,395
		7,584,842

	Energy‐3.68%
78,970	Atwood Oceanics, Inc.*	643,605
119,300	McDermott International, Inc.*	855,381
90,773	Star Gas Partners LP	983,979
		2,482,965

See Notes to Financial Statements.

24	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

June 30, 2017

Shares		Value
	Financial‐19.93%
24,580	Aaron's, Inc.	$956,162
30,550	Aircastle, Ltd.	664,463
22,041	Argo Group International Holdings, Ltd.	1,335,685
33,870	Carlyle Group LP	668,932
17,420	Chimera Investment Corp., REIT	324,535
9,510	CorEnergy Infrastructure Trust, Inc., REIT	319,441
26,382	ePlus, Inc.*	1,954,906
21,580	Green Dot Corp., Class A*	831,477
21,540	Houlihan Lokey, Inc.	751,746
42,005	KCG Holdings, Inc., Class A*	837,580
32,501	MainSource Financial Group, Inc.	1,089,109
11,700	People's Utah Bancorp	313,560
11,540	Piper Jaffray Cos.	691,823
43,345	Redwood Trust, Inc., REIT	738,599
46,300	Summit Hotel Properties, Inc., REIT	863,495
19,000	Sunstone Hotel Investors, Inc., REIT	306,280
17,195	Walker & Dunlop, Inc.*	839,632
		13,487,425

	Industrial‐9.80%
25,980	American Outdoor Brands Corp.*	575,717
9,740	Argan, Inc.	584,400
6,975	Cooper‐standard Holding, Inc.*	703,568
39,205	Dana, Inc.	875,448
7,890	Dycom Industries, Inc.*	706,313
11,990	GATX Corp.	770,597
43,240	Meritor, Inc.*	718,216
28,990	Quad/Graphics, Inc.	664,451
9,330	Sturm Ruger & Co., Inc.	579,860
7,830	Tenneco, Inc.	452,809
		6,631,379

	Technology‐19.00%
52,060	ACCO Brands Corp.*	606,499
10,550	Advanced Energy Industries, Inc.*	682,479
42,175	Amaya, Inc.*	754,932
62,180	Amkor Technology, Inc.*	607,499
16,143	Deluxe Corp.	1,117,418
151,070	Extreme Networks, Inc.*	1,392,865
8,470	InterDigital, Inc.	654,731
92,190	Iridium Communications, Inc.*	1,018,700
35,880	Kulicke & Soffa Industries, Inc.*	682,438
68,660	NCI, Inc., Class A*	1,448,726
37,180	Orbotech, Ltd.*	1,212,812
35,140	PC Connection, Inc.	950,888
31,880	Tower Semiconductor, Ltd.*	760,338
43,880	TTM Technologies, Inc.*	761,757
14,560	Unisys Corp.*	186,368
		12,838,450

	Utilities‐2.16%
115,650	Just Energy Group, Inc.	606,006

See Notes to Financial Statements.

Annual Report | June 30, 2017	25

Schedule of Investments	James Small Cap Fund

June 30, 2017

Shares		Value
	Utilities (continued)
130,728	Vonage Holdings Corp.*	$854,961
		1,460,967

TOTAL COMMON STOCKS (Cost $51,940,416)		65,056,777

Shares		Value
SHORT TERM INVESTMENTS‐3.84%
	Mutual Fund‐3.84%
2,594,858	First American Treasury Obligations Fund, Class Z, 7‐Day Yield 0.839%	2,594,858

TOTAL SHORT TERM INVESTMENTS (Cost $2,594,858)		2,594,858

TOTAL INVESTMENT SECURITIES‐100.07% (Cost $54,535,274)		67,651,635
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS‐(0.07)%		(48,749)
NET ASSETS‐100.00%		$67,602,886

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

26	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

June 30, 2017

Shares		Value
COMMON STOCKS‐94.95%
	Basic Materials‐9.35%
17,325	AK Steel Holding Corp.*	$113,825
5,125	Chemours Co.	194,340
4,425	Goodyear Tire & Rubber Co.	154,698
6,975	Huntsman Corp.	180,234
8,105	Kronos Worldwide, Inc.	147,673
6,285	Louisiana‐Pacific Corp.*	151,531
12,210	Platform Specialty Products Corp.*	154,823
4,175	Steel Dynamics, Inc.	149,507
2,075	Trinseo SA	142,553
		1,389,184

	Consumer, Cyclical‐21.87%
2,850	Big Lots, Inc.	137,655
2,375	Brunswick Corp.	148,984
1,325	Copa Holdings SA, Class A	155,025
2,165	Deckers Outdoor Corp.*	147,783
6,540	Gap, Inc.	143,815
2,830	Hawaiian Holdings, Inc.*	132,868
2,685	Hyatt Hotels Corp., Class A*	150,924
7,525	ILG, Inc.	206,862
7,275	JetBlue Airways Corp.*	166,088
3,600	Kohl's Corp.	139,212
3,275	Liberty Ventures, Series A*	171,250
2,300	Meredith Corp.	136,735
2,175	Nexstar Media Group, Inc., Class A	130,065
3,255	Nordstrom, Inc.	155,687
75	NVR, Inc.*	180,796
33,025	Office Depot, Inc.	186,261
6,675	PulteGroup, Inc.	163,738
1,875	Scripps Networks Interactive, Inc., Class A	128,081
15,900	Staples, Inc.	160,113
3,065	Tempur Sealy International, Inc.*	163,640
1,375	Thor Industries, Inc.	143,715
		3,249,297

	Consumer, Non‐cyclical‐5.11%
4,300	Adtalem Global Education, Inc.	163,185
2,425	Fresh Del Monte Produce, Inc.	123,457
1,525	Helen of Troy, Ltd.*	143,503
1,595	Sanderson Farms, Inc.	184,462
36	Seaboard Corp.	143,820
		758,427

	Energy‐1.32%
22,150	Chesapeake Energy Corp.*	110,085
10,450	Transocean, Ltd.*	86,004
		196,089

	Financial‐22.66%
4,800	Aaron's, Inc.	186,720
3,175	AerCap Holdings NV*	147,415
7,425	AGNC Investment Corp., REIT	158,078

See Notes to Financial Statements.

Annual Report | June 30, 2017	27

Schedule of Investments	James Mid Cap Fund

June 30, 2017

Shares		Value
	Financial (continued)
3,850	Air Lease Corp.	$143,836
3,525	Assured Guaranty, Ltd.	147,134
7,910	Chimera Investment Corp., REIT	147,363
4,825	CoreCivic, Inc., REIT	133,073
3,975	Essent Group, Ltd.*	147,632
1,750	Evercore Partners, Inc., Class A	123,375
650	Everest Re Group, Ltd.	165,484
5,100	GEO Group, Inc., REIT	150,807
4,380	Houlihan Lokey, Inc.	152,862
4,750	LaSalle Hotel Properties, REIT	141,550
3,575	LPL Financial Holdings, Inc.	151,794
12,850	MGIC Investment Corp.*	143,920
9,000	New Residential Investment Corp., REIT	140,040
6,575	Piedmont Office Realty Trust, Inc., Class A, REIT	138,601
7,400	Radian Group, Inc.	120,990
6,125	RLJ Lodging Trust, REIT	121,704
2,275	Ryman Hospitality Properties, Inc., REIT	145,623
9,475	Sunstone Hotel Investors, Inc., REIT	152,737
16,075	Two Harbors Investment Corp., REIT	159,303
7,775	Xenia Hotels & Res., REIT	150,602
		3,370,643

	Industrial‐10.35%
1,875	Belden, Inc.	141,431
7,175	Dana, Inc.	160,218
2,450	GATX Corp.	157,461
1,000	Lear Corp.	142,080
3,750	MasTec, Inc.*	169,312
7,325	Owens‐Illinois, Inc.*	175,214
2,100	Tenneco, Inc.	121,443
3,175	Timken Co.	146,844
1,600	Visteon Corp.*	163,296
2,470	XPO Logistics, Inc.*	159,636
		1,536,935

	Technology‐21.35%
10,050	Amaya, Inc.*	179,895
14,400	Amkor Technology, Inc.*	140,688
1,925	Arrow Electronics, Inc.*	150,958
1,100	CACI International, Inc., Class A*	137,555
2,650	CDW Corp.	165,704
2,325	Cirrus Logic, Inc.*	145,824
3,725	CommScope Holding Co., Inc.*	141,662
2,550	EchoStar Corp., Class A*	154,785
4,150	First Solar, Inc.*	165,502
2,825	Garmin, Ltd.	144,160
1,805	InterDigital, Inc.	139,526
4,925	Logitech International SA	180,551
9,050	Marvell Technology Group, Ltd.	149,506
3,325	NCR Corp.*	135,793
2,525	Spirit AeroSystems Holdings, Inc., Class A	146,298
1,200	SYNNEX Corp.	143,952
1,650	Tech Data Corp.*	166,650
5,000	Teradyne, Inc.	150,150

See Notes to Financial Statements.

28	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

June 30, 2017

Shares		Value
	Technology (continued)
7,650	TiVo Corp.	$142,673
8,925	Vishay Intertechnology, Inc.	148,155
6,075	West Corp.	141,669
		3,171,656

	Utilities‐2.94%
2,400	National Fuel Gas Co.	134,016
8,550	NRG Energy, Inc.	147,231
2,225	ONE Gas, Inc.	155,327
		436,574

TOTAL COMMON STOCKS (Cost $13,182,408)		14,108,805

Shares		Value
SHORT TERM INVESTMENTS‐4.94%
	Mutual Fund‐4.94%
734,615	First American Treasury Obligations Fund, Class Z, 7‐Day Yield 0.839%	734,615

TOTAL SHORT TERM INVESTMENTS (Cost $734,615)		734,615

TOTAL INVESTMENT SECURITIES‐99.89% (Cost $13,917,023)		14,843,420
OTHER ASSETS IN EXCESS OF LIABILITIES‐0.11%		15,928
NET ASSETS‐100.00%		$14,859,348

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2017	29

Schedule of Investments	James Micro Cap Fund

June 30, 2017

Shares		Value
COMMON STOCKS-98.41%
	Basic Materials-5.35%
100,570	Cloud Peak Energy, Inc.*	$355,012
5,910	KMG Chemicals, Inc.	287,640
9,290	Koppers Holdings, Inc.*	335,833
23,350	Rayonier Advanced Materials, Inc.	367,062
36,030	Ryerson Holding Corp.*	356,697
		1,702,244

	Consumer, Cyclical-22.32%
25,790	AV Homes, Inc.*	517,089
58,390	Avianca Holdings SA, Sponsored ADR	379,535
24,870	Big 5 Sporting Goods Corp.	324,553
19,230	Century Communities, Inc.*	476,904
18,510	China Yuchai International, Ltd.	337,067
39,380	Commercial Vehicle Group, Inc.*	332,761
60,980	Container Store Group, Inc.*	361,002
13,461	Flexsteel Industries, Inc.	728,375
17,690	FTD Cos., Inc.*	353,800
13,850	Haverty Furniture Cos., Inc.	347,635
19,640	Kimball International, Inc., Class B	327,792
16,390	M/I Homes, Inc.*	467,934
14,151	Patrick Industries, Inc.*	1,030,900
14,600	PCM, Inc.*	273,750
36,550	Tilly’s, Inc., Class A	370,983
21,240	Wabash National Corp.	466,855
		7,096,935

	Consumer, Non-cyclical-9.80%
11,362	John B Sanfilippo & Son, Inc.	717,056
14,300	Kelly Services, Inc., Class A	321,035
20,360	Lantheus Holdings, Inc.*	359,354
5,200	Medifast, Inc.	215,644
34,678	Natural Health Trends Corp.	965,782
30,015	Omega Protein Corp.	537,269
		3,116,140

	Energy-5.81%
29,380	FutureFuel Corp.	443,344
3,460	REX American Resources Corp.*	334,098
98,941	Star Gas Partners LP	1,072,520
		1,849,962

	Financial-19.92%
57,710	Ashford Hospitality Trust, Inc., REIT	350,877
22,240	B. Riley Financial, Inc.	412,552
11,480	CorEnergy Infrastructure Trust, Inc., REIT	385,613
25,150	Enova International, Inc.*	373,477
20,436	ePlus, Inc.*	1,514,308
38,010	EZCORP, Inc., Class A*	292,677
30,600	Forestar Group, Inc.*	524,790
15,080	Jernigan Capital, Inc., REIT	331,760
20,860	LGI Homes, Inc.*	838,155
18,210	Maui Land & Pineapple Co., Inc.*	369,663

See Notes to Financial Statements.

30	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

June 30, 2017

Shares		Value
	Financial (continued)
3,675	MutualFirst Financial, Inc.	$131,197
14,730	People’s Utah Bancorp	394,764
5,600	Piper Jaffray Cos.	335,720
1,088	World Acceptance Corp.*	81,502
		6,337,055

	Industrial-15.06%
35,100	Advanced Emissions Solutions, Inc.	321,516
16,770	CAI International, Inc.*	395,772
22,230	Casella Waste Systems, Inc., Class A*	364,794
17,440	Ceco Environmental Corp.	160,099
35,710	Costamare, Inc.	261,040
74,090	DHT Holdings, Inc.	307,474
23,335	Global Brass & Copper Holdings, Inc.	712,884
4,630	NACCO Industries, Inc., Class A	328,036
11,350	NN, Inc.	311,558
9,110	Park-Ohio Holdings Corp.	347,091
20,350	Stoneridge, Inc.*	313,594
18,040	Tower International, Inc.	404,998
17,430	Vectrus, Inc.*	563,338
		4,792,194

	Technology-19.29%
17,030	Alpha & Omega Semiconductor, Ltd.*	283,890
14,050	Ducommun, Inc.*	443,699
26,510	Eastman Kodak Co.*	241,241
7,540	Engility Holdings, Inc.*	214,136
62,000	Extreme Networks, Inc.*	571,640
43,520	Iridium Communications, Inc.*	480,896
22,230	KEMET Corp.*	284,544
8,420	Nanometrics, Inc.*	212,942
63,855	NCI, Inc., Class A	1,347,340
16,806	Orbotech, Ltd.*	548,212
46,858	PC Connection, Inc.	1,267,977
18,600	Unisys Corp.*	238,080
		6,134,597

	Utilities-0.86%
19,080	IDT Corp., Class B	274,180
		274,180

TOTAL COMMON STOCKS (Cost $26,225,413)		31,303,307

See Notes to Financial Statements.

Annual Report | June 30, 2017	31

Schedule of Investments	James Micro Cap Fund

June 30, 2017

Shares		Value
SHORT TERM INVESTMENTS-1.64%
	Mutual Fund-1.64%
521,211	First American Treasury Obligations Fund, Class Z, 7-Day Yield 0.839%	$521,211

TOTAL SHORT TERM INVESTMENTS (Cost $521,211)		521,211

TOTAL INVESTMENT SECURITIES-100.05% (Cost $26,746,624)		31,824,518
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.05)%		(15,787)
NET ASSETS-100.00%		$31,808,731

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

32	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
COMMON STOCKS-70.72%
	Basic Materials-2.87%
1,000	Celanese Corp., Series A	$94,940
5,000	Ferro Corp.*	91,450
1,500	Westlake Chemical Corp.	99,315
		285,705

	Consumer, Cyclical-9.85%
2,000	Best Buy Co., Inc.	114,660
1,550	Foot Locker, Inc.	76,384
2,000	Genesco, Inc.*	67,800
2,500	Hawaiian Holdings, Inc.*	117,375
800	Home Depot, Inc.	122,720
2,500	Insight Enterprises, Inc.*	99,975
3,000	SkyWest, Inc.	105,300
2,000	Wal-Mart Stores, Inc.	151,360
1,250	Wyndham Worldwide Corp.	125,513
		981,087

	Consumer, Non-cyclical-6.70%
1,000	Aetna, Inc.	151,830
1,400	ManpowerGroup, Inc.	156,310
2,500	Toro Co.	173,225
1,000	UnitedHealth Group, Inc.	185,420
		666,785

	Energy-4.20%
25,000	Chesapeake Energy Corp.*	124,250
24,000	McDermott International, Inc.*	172,080
1,300	Tesoro Corp.	121,680
		418,010

	Financial-12.52%
1,900	American Financial Group, Inc.	188,803
1,000	Chubb, Ltd.	145,380
500	Goldman Sachs Group, Inc.	110,950
1,800	JPMorgan Chase & Co.	164,520
3,000	KB Financial Group, Inc., ADR	151,470
1,250	PNC Financial Services Group, Inc.	156,087
12,000	Regions Financial Corp.	175,680
2,000	Torchmark Corp.	153,000
		1,245,890

	Industrial-7.65%
2,500	AGCO Corp.	168,475
1,500	Deere & Co.	185,385
2,000	Eaton Corp. PLC	155,660
5,000	Trinity Industries, Inc.	140,150
1,000	United Rentals, Inc.*	112,710
		762,380

	Technology-20.71%
1,000	Advanced Energy Industries, Inc.*	64,690
1,000	Amgen, Inc.	172,230

See Notes to Financial Statements.

Annual Report | June 30, 2017	33

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2017

Shares or Principal Amount		Value
	Technology (continued)
1,100	Apple, Inc.	$158,422
700	Broadcom, Ltd.	163,135
2,000	Cabot Microelectronics Corp.	147,660
4,500	Cisco Systems, Inc.	140,850
5,500	Corning, Inc.	165,275
850	General Dynamics Corp.	168,385
3,000	Intel Corp.	101,220
500	Lockheed Martin Corp.	138,805
650	Northrop Grumman Corp.	166,861
1,700	TE Connectivity, Ltd.	133,756
6,000	Tower Semiconductor, Ltd.*	143,100
2,000	Triumph Group, Inc.	63,200
1,500	Western Digital Corp.	132,900
		2,060,489

	Utilities-6.22%
4,000	CenterPoint Energy, Inc.	109,520
5,000	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	47,600
1,000	DTE Energy Co.	105,790
6,000	NRG Energy, Inc.	103,320
1,250	Pinnacle West Capital Corp.	106,450
2,500	Vectren Corp.	146,100
		618,780

TOTAL COMMON STOCKS (Cost $6,274,611)		7,039,126

EXCHANGE TRADED FUNDS-2.86%
1,200	Global X MSCI Argentina ETF	35,148
1,500	iShares® MSCI France ETF	43,140
1,500	iShares® MSCI Poland Capped ETF	36,420
4,000	iShares® Silver Trust ETF*	62,840
1,700	VanEck Vectors Indonesia Index ETF	40,902
2,000	VanEck Vectors Junior Gold Miners ETF	66,760

TOTAL EXCHANGE TRADED FUNDS (Cost $279,392)		285,210

Shares or Principal Amount		Value
CORPORATE BONDS-2.70%
	Communications-0.66%
$ 67,000	Walt Disney Co., 0.875%, 7/12/19	66,007

	Financial-0.50%
50,000	PNC Bank NA, 1.950%, 3/4/19	50,092

	Industrial-0.51%
50,000	General Electric Co., 2.700%, 10/9/22	50,851

	Technology-0.51%
50,000	Microsoft Corp., 1.850%, 2/6/20	50,124

See Notes to Financial Statements.

34	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2017

Shares or Principal Amount		Value
	Utilities-0.52%
$50,000	Georgia Power Co., 5.400%, 6/1/18	$51,657

TOTAL CORPORATE BONDS (Cost $268,430)		268,731

Shares or Principal Amount		Value
	CLOSED-END FUNDS-0.37%
5,250	Aberdeen Chile Fund, Inc.	37,170

TOTAL CLOSED-END FUNDS (Cost $29,390)		37,170

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-21.63%
	U.S. Treasury Bonds-4.67%
$450,000	3.000%, 2/15/47	465,011

	U.S. Treasury Notes-13.05%
200,000	0.750%, 2/28/18	199,375
500,000	1.143%, 1/31/19(a)	500,674
600,000	1.500%, 5/15/20	599,297
		1,299,346
	United States Treasury Inflation Indexed Bonds-3.91%
379,687	0.625%, 7/15/21	389,094

TOTAL U.S. TREASURY BONDS & NOTES (Cost $2,149,152)		2,153,451

	Shares or Principal Amount	Value
	SHORT TERM INVESTMENTS-1.89%
	Mutual Funds-1.89%
187,826	First American Government Obligations Fund , Class Z, 7-Day Yield 0.837%	187,826

	TOTAL SHORT TERM INVESTMENTS (Cost $187,826)	187,826

	TOTAL INVESTMENT SECURITIES-100.17% (Cost $9,188,801)	9,971,514
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.17)%	(17,395)
	NET ASSETS-100.00%	$9,954,119

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2017.

See Notes to Financial Statements.

Annual Report | June 30, 2017	35

Schedule of Investments	James Long-Short Fund

June 30, 2017

Shares		Value
COMMON STOCKS‐86.18%
	Basic Materials‐13.46%
6,330	Avery Dennison Corp.	$559,382
7,800	Celanese Corp., Series A(a)	740,532
6,550	Cooper Tire & Rubber Co.(a)	236,455
3,960	Dow Chemical Co.	249,757
17,790	Goodyear Tire & Rubber Co.(a)	621,938
7,330	Innospec, Inc.(a)	480,481
		2,888,545
	Consumer, Cyclical‐11.20%
2,870	Alaska Air Group, Inc.(a)	257,611
10,540	Best Buy Co., Inc.	604,258
8,700	Big Lots, Inc.	420,210
10,290	Meritage Homes Corp.*(a)	434,238
6,930	Southwest Airlines Co.(a)	430,630
3,380	Wal‐Mart Stores, Inc.	255,798
		2,402,745
	Consumer, Non‐cyclical‐14.21%
2,130	Aetna, Inc.(a)	323,398
3,890	Grand Canyon Education, Inc.*	305,015
5,040	ManpowerGroup, Inc.	562,716
13,545	Pfizer, Inc.(a)	454,977
3,060	Sanderson Farms, Inc.	353,889
10,520	Toro Co.	728,931
1,720	UnitedHealth Group, Inc.(a)	318,922
		3,047,848
	Energy‐2.10%
62,840	McDermott International, Inc.*	450,563
		450,563
	Financial‐14.24%
8,240	Aaron's, Inc.	320,536
3,450	Aflac, Inc.	267,996
14,790	Chimera Investment Corp., REIT	275,538
9,750	Fifth Third Bancorp	253,110
8,140	JPMorgan Chase & Co.(a)	743,996
15,690	Regions Financial Corp.	229,702
5,750	Travelers Cos., Inc.(a)	727,548
5,120	Unum Group	238,746
		3,057,172
	Industrial‐10.13%
10,590	American Outdoor Brands Corp.*(a)	234,674
4,500	Deere & Co.	556,155
9,560	Owens‐Illinois, Inc.*	228,675
5,160	Republic Services, Inc.	328,847
6,720	Sonoco Products Co.(a)	345,542
4,260	United Rentals, Inc.*	480,145
		2,174,038

See Notes to Financial Statements.

36	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

June 30, 2017

Shares		Value
	Technology‐14.80%
1,760	Apple, Inc.	$253,475
9,870	Cisco Systems, Inc.	308,931
7,360	Corning, Inc.	221,168
6,625	Deluxe Corp.(a)	458,582
1,680	International Business Machines Corp.	258,434
9,830	Kulicke & Soffa Industries, Inc.*	186,967
985	Lockheed Martin Corp.(a)	273,446
2,850	Northrop Grumman Corp.(a)	731,624
5,480	Western Digital Corp.	485,528
		3,178,155

	Utilities‐6.04%
2,590	American Electric Power Co., Inc.(a)	179,927
7,040	Edison International(a)	550,458
14,745	PNM Resources, Inc.(a)	563,996
		1,294,381

TOTAL COMMON STOCKS (Cost $13,119,715)		18,493,447

	Shares	Value
	SHORT TERM INVESTMENTS‐13.50%
	Mutual Fund‐13.50%
2,896,802	First American Treasury Obligations Fund, Class Z, 7‐Day Yield 0.839%	2,896,802

	TOTAL SHORT TERM INVESTMENTS (Cost $2,896,802)	2,896,802

	TOTAL INVESTMENT SECURITIES‐99.68% (Cost $16,016,517)	21,390,249
	SECURITIES SOLD SHORT‐(13.00)% (Proceeds $2,845,415)	(2,790,371)
	OTHER ASSETS IN EXCESS OF LIABILITIES‐13.32%	2,859,245	(b)
	NET ASSETS-100.00%	$21,459,123

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS‐(13.00)%
	Basic Materials‐(0.82)%
(8,890)	Wheaton Precious Metals Corp.	$(176,822)

	Consumer, Cyclical‐(0.72)%
(1,320)	Advance Auto Parts, Inc.	(153,899)

	Energy‐(3.12)%
(3,660)	Anadarko Petroleum Corp.	(165,945)
(5,300)	Continental Resources, Inc.	(171,349)
(3,890)	Halliburton Co.	(166,142)
(2,510)	Schlumberger, Ltd.	(165,258)
		(668,694)
	Exchange Traded Funds‐(2.14)%
(1,770)	iShares® Russell 1000 Growth ETF	(210,665)

See Notes to Financial Statements.

Annual Report | June 30, 2017	37

Schedule of Investments	James Long-Short Fund
June 30, 2017

Shares		Value
	Exchange Traded Funds (continued)
(1,800)	PowerShares® QQQ Trust	$(247,752)
		(458,417)
	Financial‐(0.82)%
(180)	Markel Corp.	(175,655)

	Industrial‐(0.77)%
(460)	Tesla Motors, Inc.	(166,341)

	Technology‐(4.61)%
(2,970)	Alkermes PLC	(172,171)
(1,610)	Autodesk, Inc.	(162,320)
(1,400)	Incyte Corp., Ltd.	(176,274)
(1,960)	salesforce.com, Inc.	(169,736)
(2,760)	Seattle Genetics, Inc.	(142,802)
(5,920)	Symantec Corp.	(167,240)
		(990,543)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,845,415)		(2,790,371)

TOTAL SECURITIES SOLD SHORT‐(13.00)% (Proceeds $2,845,415)		$(2,790,371)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $6,473,580.
(b)	Includes cash which is being held as collateral for securities sold short in the amount of $2,858,754.

See Notes to Financial Statements.

38	www.jamesfunds.com

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Statements of Assets and Liabilities	James Advantage Funds
June 30, 2017

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$3,046,364,262	$54,535,274	$13,917,023	$26,746,624	$9,188,801	$16,016,517
At value	$3,448,496,980	$67,651,635	$14,843,420	$31,824,518	$9,971,514	$21,390,249
Cash	47,328	15,023	1,441	–	714	–
Deposits with brokers for securities sold short	–	–	–	–	–	2,858,369
Dividends and interest receivable	12,102,513	21,700	32,704	27,364	15,635	29,009
Receivable for securities sold	–	–	–	–	88,338	–
Receivable for capital shares sold	982,273	2,849	100	478	–	100
Other assets	56,661	–	–	–	–	–
Total Assets	3,461,685,755	67,691,207	14,877,665	31,852,360	10,076,201	24,277,727

LIABILITIES:

Payable for interest expense	–	–	–	–	–	115
Payable for securities sold short (proceeds $–, $–, $–, $–, $– and $2,845,415, respectively)	–	–	–	–	–	2,790,371
Payable for capital shares redeemed	4,943,393	3,906	–	3,910	–	1,779
Payable for securities purchased	70,135,542	–	–	–	114,069	–
Accrued expenses:
Management fees	1,839,885	70,302	15,254	39,719	8,013	21,935
12b‐1 distribution and service fees	451,462	14,113	3,063	–	–	4,404
Other payables	435,282	–	–	–	–	–
Total Liabilities	77,805,564	88,321	18,317	43,629	122,082	2,818,604
Net Assets	$3,383,880,191	$67,602,886	$14,859,348	$31,808,731	$9,954,119	$21,459,123

NET ASSETS CONSIST OF:

Paid‐in capital	$2,894,077,517	$46,295,183	$10,483,356	$24,540,615	$9,620,419	$16,928,267
Accumulated net investment income	1,147,937	407,486	37,273	97,622	22,955	–
Accumulated net realized gain/(loss)	86,513,348	7,783,791	3,412,322	2,092,600	(471,968)	(897,920)
Net unrealized appreciation/ (depreciation)	402,141,389	13,116,426	926,397	5,077,894	782,713	5,428,776
Net Assets	$3,383,880,191	$67,602,886	$14,859,348	$31,808,731	$9,954,119	$21,459,123

See Notes to Financial Statements.

40	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2017

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$2,163,785,600	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	87,610,186	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.70	N/A	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$1,220,094,591	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding(unlimited number of shares authorized, no par)	49,914,158	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.44	N/A	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$67,602,886	$14,859,348	$31,808,731	$9,954,119	$21,459,123
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,990,584	1,125,794	1,841,949	995,795	1,498,122
Net assets value, offering price and redemption price per share	N/A	$33.96	$13.20	$17.27	$10.00	$14.32

See Notes to Financial Statements.

Annual Report | June 30, 2017	41

Statements of Operations	James Advantage Funds
For the Year Ended June 30, 2017

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $242,253,$5,505,$150,$977,$212 and $676, respectively)	$41,659,541	$1,667,775	$270,634	$547,316	$148,438	$442,903
Interest	37,453,517	–	–	2,975	24,436	–
Total Investment Income	79,113,058	1,667,775	270,634	550,291	172,874	442,903
EXPENSES:
Management fees	25,623,138	977,078	182,316	474,399	87,165	281,026
12b‐1 distribution and service fees ‐ Retail Class	6,429,295	–	–	–	–	–
12b‐1 distribution and service fees	–	196,214	36,606	–	–	56,469
Dividend expense on securities sold short	–	–	–	–	–	2,973
Broker fees and charges on securities sold short	–	–	–	–	–	11,627
Administration fee	1,149,468	–	–	–	–	–
Transfer agent fee	353,595	–	–	–	–	–
Interest expense	–	461	–	–	34	–
Custodian fees	315,715	–	–	–	–	–
Professional fees	240,402	–	–	–	–	–
Trustee fees	204,645	3,952	714	1,541	425	1,134
Registration fees	128,392	–	–	–	–	–
Shareholder report printing and mailing	247,519	–	–	–	–	–
Other expenses	113,707	–	–	–	–	–
Total Expenses	34,805,876	1,177,705	219,636	475,940	87,624	353,229
Net Investment Income	44,307,182	490,070	50,998	74,351	85,250	89,674
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	182,211,166	16,037,788	4,757,419	4,773,673	62,289	1,893,564
Securities sold short	–	–	–	–	–	(561,348)
Foreign currency transactions	(2,168,659)	342	–	–	–	–
Total realized gain/(loss)	180,042,507	16,038,130	4,757,419	4,773,673	62,289	1,332,216
Net change in unrealized appreciation/(depreciation) on investments	(67,169,650)	(7,510,002)	(3,363,332)	(895,775)	415,138	695,395
Net change in unrealized appreciation on securities sold short	–	–	–	–	–	55,765
Net change in unrealized appreciation on foreign currency translation	3,243	65	–	–	–	–
Total change in unrealized appreciation/(depreciation)	(67,166,407)	(7,509,937)	(3,363,332)	(895,775)	415,138	751,160
Net Realized and Unrealized Gain on Investments	112,876,100	8,528,193	1,394,087	3,877,898	477,427	2,083,376
Net Increase in Net Assets Resulting from Operations	$157,183,282	$9,018,263	$1,445,085	$3,952,249	$562,677	$2,173,050

See Notes to Financial Statements.

42	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$44,307,182	$48,586,299
Net realized gain/(loss)	180,042,507	(69,325,551)
Net change in unrealized appreciation/(depreciation)	(67,166,407)	(5,611,358)
Net Increase/(Decrease) in net assets resulting from operations	157,183,282	(26,350,610)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(29,725,195)	(28,056,929)
From net realized gain on investments	(10,139,227)	(52,436,229)
Institutional Class Shares:
From net investment income	(20,087,654)	(17,468,629)
From net realized gain on investments	(5,583,143)	(24,906,312)
Decrease in net assets from distributions to shareholders	(65,535,219)	(122,868,099)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	307,631,275	798,326,471
Net asset value of shares issued in reinvestment of distributions to shareholders	38,471,828	78,274,626
Payments for shares redeemed, net of redemption fees	(1,134,659,577)	(853,387,658)
Net Increase/(Decrease) in net assets from Retail Class capital share transactions	(788,556,474)	23,213,439

Institutional Class Shares:
Proceeds from shares sold	274,252,442	624,996,786
Net asset value of shares issued in reinvestment of distributions to shareholders	19,458,265	31,613,669
Payments for shares redeemed	(618,481,705)	(376,036,136)
Net Increase/(Decrease) in net assets from Institutional Class capital share transactions	(324,770,998)	280,574,319
Total Increase/(Decrease) in Net Assets	(1,021,679,409)	154,569,049

NET ASSETS:

Beginning of year	4,405,559,600	4,250,990,551
End of year	$3,383,880,191	$4,405,559,600
Accumulated Net Investment Income	$1,147,937	$8,370,344

See Notes to Financial Statements.

Annual Report | June 30, 2017	43

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	12,579,499	32,952,333
Shares issued in reinvestment of distributions to shareholders	1,576,194	3,249,232
Shares redeemed	(46,397,523)	(35,477,042)
Net Increase/(Decrease) in shares outstanding	(32,241,830)	724,523
Shares outstanding, beginning of period	119,852,016	119,127,493
Shares outstanding, end of period	87,610,186	119,852,016

Institutional Class Shares:
Shares sold	11,324,733	26,103,085
Shares issued in reinvestment of distributions to shareholders	804,853	1,325,565
Shares redeemed	(25,523,675)	(15,812,122)
Net Increase/(Decrease) in shares outstanding	(13,394,089)	11,616,528
Shares outstanding, beginning of period	63,308,247	51,691,719
Shares outstanding, end of period	49,914,158	63,308,247

See Notes to Financial Statements.

44	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$490,070	$580,155
Net realized gain/(loss)	16,038,130	(7,871,318)
Net change in unrealized appreciation/(depreciation)	(7,509,937)	(3,461,143)
Net Increase/(Decrease) in net assets resulting from operations	9,018,263	(10,752,306)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(400,002)	(517,833)
From net realized gain on investments	–	(4,796,245)
Decrease in net assets from distributions to shareholders	(400,002)	(5,314,078)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	4,446,345	49,359,102
Net asset value of shares issued in reinvestment of distributions to shareholders	366,727	4,858,141
Payments for shares redeemed	(30,054,112)	(79,070,682)
Net Decrease in net assets from capital share transactions	(25,241,040)	(24,853,439)
Total Decrease in Net Assets	(16,622,779)	(40,919,823)

NET ASSETS:

Beginning of year	84,225,665	125,145,488
End of year	$67,602,886	$84,225,665
Accumulated Net Investment Income/(Loss)	$407,486	$(92,043)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	131,508	1,499,756
Shares issued in reinvestment of distributions to shareholders	10,227	148,790
Shares redeemed	(900,250)	(2,638,285)
Net Decrease in shares outstanding	(758,515)	(989,739)
Shares outstanding, beginning of period	2,749,099	3,738,838
Shares outstanding, end of period	1,990,584	2,749,099

See Notes to Financial Statements.

Annual Report | June 30, 2017	45

Statements of Changes in Net Assets	James Mid Cap Fund

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$50,998	$96,126
Net realized gain/(loss)	4,757,419	328,256
Net change in unrealized appreciation/(depreciation)	(3,363,332)	(929,328)
Net Increase/(Decrease) in net assets resulting from operations	1,445,085	(504,946)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(19,996)	(67,006)
From net realized gain on investments	(1,674,446)	(1,140,548)
Decrease in net assets from distributions to shareholders	(1,694,442)	(1,207,554)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,418,143	2,250,018
Net asset value of shares issued in reinvestment of distributions to shareholders	1,664,429	1,167,652
Payments for shares redeemed	(2,299,515)	(8,569,249)
Net Increase/(Decrease) in net assets from capital share transactions	783,057	(5,151,579)
Total Increase/(Decrease) in Net Assets	533,700	(6,864,079)

NET ASSETS:

Beginning of year	14,325,648	21,189,727
End of year	$14,859,348	$14,325,648
Accumulated Net Investment Income	$37,273	$6,897

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	108,509	155,737
Shares issued in reinvestment of distributions to shareholders	132,072	83,563
Shares redeemed	(170,964)	(608,877)
Net Increase/(Decrease) in shares outstanding	69,617	(369,577)
Shares outstanding, beginning of period	1,056,177	1,425,754
Shares outstanding, end of period	1,125,794	1,056,177

See Notes to Financial Statements.

46	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$74,351	$(63,407)
Net realized gain/(loss)	4,773,673	(1,835,186)
Net change in unrealized appreciation/(depreciation)	(895,775)	1,258,293
Net Increase/(Decrease) in net assets resulting from operations	3,952,249	(640,300)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	–	(27,110)
Decrease in net assets from distributions to shareholders	–	(27,110)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	7,818,009	11,917,246
Net asset value of shares issued in reinvestment of distributions to shareholders	–	26,268
Payments for shares redeemed, net of redemption fees	(6,476,089)	(8,787,422)
Net Increase in net assets from capital share transactions	1,341,920	3,156,092
Total Increase in Net Assets	5,294,169	2,488,682

NET ASSETS:

Beginning of year	26,514,562	24,025,880
End of year	$31,808,731	$26,514,562
Accumulated Net Investment Income/(Loss)	$97,622	$(97,981)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	464,020	785,068
Shares issued in reinvestment of distributions to shareholders	–	1,718
Shares redeemed	(386,257)	(612,860)
Net Increase in shares outstanding	77,763	173,926
Shares outstanding, beginning of period	1,764,186	1,590,260
Shares outstanding, end of period	1,841,949	1,764,186

See Notes to Financial Statements.

Annual Report | June 30, 2017	47

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016 (a)
FROM OPERATIONS:

Net investment income/(loss)	$85,250	$41,027
Net realized gain/(loss)	62,289	(534,583)
Net change in unrealized appreciation/(depreciation)	415,138	367,575
Net Increase/(Decrease) in net assets resulting from operations	562,677	(125,981)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(84,996)	(18,000)
Decrease in net assets from distributions to shareholders	(84,996)	(18,000)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,828,998	7,734,959
Net asset value of shares issued in reinvestment of distributions to shareholders	84,996	17,190
Payments for shares redeemed	(609,188)	(436,536)
Net Increase in net assets from capital share transactions	2,304,806	7,315,613
Total Increase in Net Assets	2,782,487	7,171,632

NET ASSETS:

Beginning of year	7,171,632	–
End of year	$9,954,119	$7,171,632
Accumulated Net Investment Income	$22,955	$22,902

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	291,401	805,029
Shares issued in reinvestment of distributions to shareholders	8,577	1,873
Shares redeemed	(61,509)	(49,576)
Net Increase in shares outstanding	238,469	757,326
Shares outstanding, beginning of period	757,326	–
Shares outstanding, end of period	995,795	757,326

(a)	Fund commenced operations on July 1, 2015.

See Notes to Financial Statements.

48	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
FROM OPERATIONS:

Net investment income/(loss)	$89,674	$(193,501)
Net realized gain/(loss)	1,332,216	228,312
Net change in unrealized appreciation/(depreciation)	751,160	(625,514)
Net Increase/(Decrease) in net assets resulting from operations	2,173,050	(590,703)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	503,629	2,810,646
Payments for shares redeemed	(5,922,071)	(11,405,872)
Net Decrease in net assets from capital share transactions	(5,418,442)	(8,595,226)
Total Decrease in Net Assets	(3,245,392)	(9,185,929)

NET ASSETS:

Beginning of year	24,704,515	33,890,444
End of year	$21,459,123	$24,704,515
Accumulated Net Investment Loss	$–	$(128,890)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	37,695	211,922
Shares redeemed	(442,700)	(869,329)
Net Decrease in shares outstanding	(405,005)	(657,407)
Shares outstanding, beginning of period	1,903,127	2,560,534
Shares outstanding, end of period	1,498,122	1,903,127

See Notes to Financial Statements.

Annual Report | June 30, 2017	49

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
Net asset value ‐ beginning of year	$24.14	$24.96	$25.28	$22.55	$20.93
Income/(Loss) from investment operations:
Net investment income(a)	0.25	0.25	0.22	0.24	0.32
Net realized and unrealized gain/(loss)	0.68	(0.41)	0.49	2.96	1.75
Total from investment operations	0.93	(0.16)	0.71	3.20	2.07

Less distributions:
From net investment income	(0.28)	(0.23)	(0.18)	(0.24)	(0.30)
From net realized gain on investments	(0.09)	(0.43)	(0.85)	(0.23)	(0.15)
Total distributions	(0.37)	(0.66)	(1.03)	(0.47)	(0.45)
Paid‐in capital from redemption fees	0.00 (b)	–	–	–	–
Net asset value at end of year	$24.70	$24.14	$24.96	$25.28	$22.55

Total return	3.92%	(0.64)%	2.90%	14.32%	9.98%

Net assets, end of year (in thousands)	$2,163,786	$2,892,809	$2,973,350	$2,493,030	$1,735,736

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.96%	0.96%	0.97%	1.00%	1.04%
Ratio of net investment income to average net assets	1.02%	1.03%	0.87%	0.99%	1.45%
Portfolio turnover rate	46%	46%	43%	32%	58%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

50	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
Net asset value ‐ beginning of year	$23.89	$24.72	$25.05	$22.35	$20.81
Income/(Loss) from investment operations:
Net investment income(a)	0.31	0.31	0.28	0.29	0.38
Net realized and unrealized gain/(loss)	0.68	(0.42)	0.50	2.94	1.73
Total from investment operations	0.99	(0.11)	0.78	3.23	2.11

Less distributions:
From net investment income	(0.35)	(0.29)	(0.26)	(0.30)	(0.42)
From net realized gain on investments	(0.09)	(0.43)	(0.85)	(0.23)	(0.15)
Total distributions	(0.44)	(0.72)	(1.11)	(0.53)	(0.57)
Paid‐in capital from redemption fees	0.00 (b)	–	–	–	0.00 (b)
Net asset value at end of year	$24.44	$23.89	$24.72	$25.05	$22.35

Total return	4.19%	(0.43)%	3.20%	14.59%	10.26%

Net assets, end of year (in thousands)	$1,220,095	$1,512,751	$1,277,641	$805,973	$555,766

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.71%	0.71%	0.73%	0.75%	0.79%
Ratio of net investment income to average net assets	1.27%	1.28%	1.11%	1.24%	1.71%
Portfolio turnover rate	46%	46%	43%	32%	58%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2017	51

Financial Highlights	James Small Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013
Net asset value ‐ beginning of year	$30.64	$33.47	$33.88	$28.66		$23.89
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.21	0.17	0.01	(0.00	)(b)	0.36
Net realized and unrealized gain/(loss)	3.28	(1.64)	(0.42)	6.12		4.92
Total from investment operations	3.49	(1.47)	(0.41)	6.12		5.28

Less distributions:
From net investment income	(0.17)	(0.12)	–	(0.90)		(0.51)
From net realized gain on investments	–	(1.24)	–	–		–
Total distributions	(0.17)	(1.36)	–	(0.90)		(0.51)
Net asset value at end of year	$33.96	$30.64	$33.47	$33.88		$28.66

Total return	11.36%	(4.62)%	(1.21)%	21.46%		22.51%

Net assets, end of year (in thousands)	$67,603	$84,226	$125,145	$163,537		$161,271

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of net investment income/(loss) to average net assets	0.62%	0.55%	0.04%	(0.00	)%(c)	1.39%
Portfolio turnover rate	129%	57%	76%	62%		41%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.

52	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
Net asset value ‐ beginning of year	$13.56	$14.86	$16.42	$12.97	$10.69
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.05	0.08	(0.02)	0.01	0.08
Net realized and unrealized gain/(loss)	1.29	(0.42)	(0.15)	3.87	2.23
Total from investment operations	1.34	(0.34)	(0.17)	3.88	2.31

Less distributions:
From net investment income	(0.02)	(0.05)	(0.01)	(0.04)	(0.03)
From net realized gain on investments	(1.68)	(0.91)	(1.38)	(0.39)	–
Total distributions	(1.70)	(0.96)	(1.39)	(0.43)	(0.03)
Net asset value at end of year	$13.20	$13.56	$14.86	$16.42	$12.97

Total return	10.50%	(2.46)%	(0.86)%	30.34%	21.68%

Net assets, end of year (in thousands)	$14,859	$14,326	$21,190	$18,631	$14,643

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.35%	0.54%	(0.13)%	0.05%	0.64%
Portfolio turnover rate	150%	47%	50%	31%	26%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2017	53

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
Net asset value ‐ beginning of year	$15.03	$15.11	$17.40	$13.96	$11.71
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.04	(0.04)	0.06	(0.05)	0.14
Net realized and unrealized gain/(loss)	2.20	(0.06)	1.12	3.50	2.25
Total from investment operations	2.24	(0.10)	1.18	3.45	2.39

Less distributions:
From net investment income	–	(0.01)	(0.02)	(0.01)	(0.14)
From net realized gain on investments	–	–	(3.45)	–	–
Total distributions	–	(0.01)	(3.47)	(0.01)	(0.14)
Paid‐in capital from redemption fees	0.00 (b)	0.03	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$17.27	$15.03	$15.11	$17.40	$13.96

Total return	14.90%	(0.44)%	7.95%	24.75%	20.64%

Net assets, end of year (in thousands)	$31,809	$26,515	$24,026	$16,256	$11,817

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.23%	(0.24)%	0.38%	(0.31)%	1.12%
Portfolio turnover rate	97%	44%	52%	96%	46%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

54	www.jamesfunds.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)
Net asset value ‐ beginning of year	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.09	0.07
Net realized and unrealized gain/(loss)	0.53	(0.57)
Total from investment operations	0.62	(0.50)

Less distributions:
From net investment income	(0.09)	(0.03)
Total distributions	(0.09)	(0.03)
Net asset value at end of year	$10.00	$9.47

Total return	6.54%	(4.98)%

Net assets, end of year (in thousands)	$9,954	$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98%	0.98%
Ratio of net investment income to average net assets	0.95%	0.81%
Portfolio turnover rate	198%	218%

(a)	Fund commenced operations on July 1, 2015.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2017	55

Financial Highlights	James Long-Short Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
Net asset value ‐ beginning of year	$12.98	$13.24	$13.80	$11.70	$9.99
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.05	(0.09)	(0.13)	(0.06)	0.04
Net realized and unrealized gain/(loss)	1.29	(0.17)	(0.43)	2.16	1.71
Total from investment operations	1.34	(0.26)	(0.56)	2.10	1.75

Less distributions:
From net investment income	–	–	–	–	(0.04)
Total distributions	–	–	–	–	(0.04)
Net asset value at end of year	$14.32	$12.98	$13.24	$13.80	$11.70

Total return	10.32%	(1.96)%	(4.06)%	17.95%	17.57%

Net assets, end of year (in thousands)	$21,459	$24,705	$33,890	$23,446	$15,694

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(b)	1.56%	2.50%	2.70%	2.57%	2.70%
Ratio of net investment income/(loss) to average net assets	0.40%	(0.70)%	(0.92)%	(0.44)%	0.35%
Portfolio turnover rate	38%	49%	117%	171%	58%

(a)	Calculated using the average shares method.
(b)
Dividend and interest expense on securities sold short and interest expense totaled 0.06%, 1.00%, 1.20%, 1.07% and 1.20% of average net assets for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014 and June 30, 2013, respectively.

See Notes to Financial Statements.

56	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2017

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August  29,  1997.  The  Trust  is  registered  under  the  Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund are each a diversified series of the Trust (individually a “Fund,” collectively  the “Funds”).  Each class  of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments  and  has  the  same  rights,  but  differs  primarily  in distribution fees and shareholder features. The Retail Class shares are subject  to  distribution  (12b-1)  fees  but  have  a  lower  minimum investment requirement and offer certain shareholder services not available  to  Institutional  Class  shareholders.  The  Institutional  Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust). The James Balanced: Golden Rainbow Fund registered T Class Shares with the Securities and Exchange Commission on April 3, 2017.  As of June 30, 2017, the James Balanced: Golden Rainbow Fund has not offered T Class Shares to shareholders and as such, no financial data is included within this annual report.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James  Small  Cap  Fund  seeks  to  provide  long-term  capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index. As of June 30, 2017, the  stock  with  the  maximum  capitalization  in  the  Russell  2000® Index had a capitalization of $5.86 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P MidCap 400® Value Index. As of June 30, 2017, the stock with the maximum capitalization  in  the  S&P  MidCap  400®  Value  Index  had  a capitalization of $11.04 billion.

James  Micro  Cap  Fund  seeks  to  provide  long-term  capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization  companies  are  defined  as  those  companies  with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2017,  the  stock  with  the  maximum  capitalization  in  the  Russell Microcap® Index had a capitalization of $4.07 billion.

James  Aggressive  Allocation  Fund  seeks  to  provide  total  return through  a  combination  of  growth  and  income.  Preservation  of capital in declining markets is a secondary objective. This Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller  percentage  of  its  assets  in  stocks.  Due  to  its  aggressive nature, the James Aggressive Allocation Fund will generally have a turnover  ratio  much  higher  than  the  James  Balanced:  Golden Rainbow Fund.

James  Long-Short  Fund  seeks  to  provide  long-term  capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes  are  undervalued  and  more  likely  to  appreciate,  and  by selling  short  equity  securities  that  the  Adviser  believes  are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and  spread  environment  anticipated  by  the  Adviser,  and  short positions in fixed income securities that the Adviser believes are more  likely  to  depreciate  in  the  interest  rate  and  spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The  following  is  a  summary  of  significant  accounting  policies followed by the Funds in preparation of their financial statements, in accordance  with  accounting  principles  generally  accepted  in  the United States of America (“GAAP”).  The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation
The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $5,848 and $45,020 for the years ended June 30, 2017 and June 30, 2016, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation
Securities are valued at fair value. The Funds' portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded  on  any  exchange,  including  closed-end  funds  and  exchange-traded funds, are valued at the last quoted sale price on the  exchange  or  market  in  which  such  securities  are  principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their  NASDAQ®  Official  Closing  Price  (“NOCP”)  for  all  NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent  pricing  service.    The  pricing  services  generally  use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information.  Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service.  The pricing  service  generally  uses  models  that  consider  trade  data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices  are  not  readily  available  from  a  pricing  service,  those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

Annual Report | June 30, 2017	57

Notes to Financial Statements	James Advantage Funds

June 30, 2017

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing  the  Funds.  The  values  of  foreign  portfolio  securities  are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for  determining  fair  value,  since  fair  value  depends  upon  the circumstances of each individual case. As a general principle, the current  fair  value  of  an  issue  of  securities  being  valued  by  the Adviser  would  appear  to  be  the  amount  that  the  owner  might reasonably  expect  to  receive  for  them  upon  their  current  sale.  Methods  which  are  in  accordance  with  this  principle  may,  for example, be based on (i) a multiple of earnings, (ii) a discount from market  of  a  similar  freely  traded  security  (including  a  derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various  inputs  are  used  in  determining  the  value  of  the  Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -
Quoted  prices  which  are  not  active,  quoted  prices  for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -
Significant  unobservable  prices  or  inputs  (including  a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  inputs  or  methodologies  used  for  valuing  securities  are  not necessarily  an  indication  of  the  risk  associated  with  investing  in those securities. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2017:

James Balanced: Golden Rainbow Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,575,638,415	$–	$–	$1,575,638,415
Exchange Traded Funds	24,802,187	–	–	24,802,187
Corporate Bonds	–	359,192,487	–	359,192,487
Mortgage Backed Securities	–	15,696,402	–	15,696,402
U.S. Government Agencies	–	218,414,758	–	218,414,758
U.S. Treasury Bonds & Notes	848,293,414	–	–	848,293,414
Foreign Bonds	–	27,122,800	–	27,122,800
Municipal Bonds	–	203,458,898	–	203,458,898
Short Term Investments	175,877,619	–	–	175,877,619
Total	$2,624,611,635	$823,885,345	$–	$3,448,496,980

58	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2017

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$65,056,777	$–	$–	$65,056,777
Short Term Investments	2,594,858	–	–	2,594,858
Total	$67,651,635	$–	$–	$67,651,635

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$14,108,805	$–	$–	$14,108,805
Short Term Investments	734,615	–	–	734,615
Total	$14,843,420	$–	$–	$14,843,420

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$31,303,307	$–	$–	$31,303,307
Short Term Investments	521,211	–	–	521,211
Total	$31,824,518	$–	$–	$31,824,518

James Aggressive Allocation Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,039,126	$–	$–	$7,039,126
Closed-End Funds	37,170	–	–	37,170
Exchange Traded Funds	285,210	–	–	285,210
Corporate Bonds	–	268,731	–	268,731
U.S. Treasury Bonds & Notes	2,153,451	–	–	2,153,451
Short Term Investments	187,826	–	–	187,826
Total	$9,702,783	$268,731	$–	$9,971,514

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$18,493,447	$–	$–	$18,493,447
Short Term Investments	2,896,802	–	–	2,896,802
Total	$21,390,249	$–	$–	$21,390,249

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(2,790,371)	$–	$–	$(2,790,371)
TOTAL	$(2,790,371)	$–	$–	$(2,790,371)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Annual Report | June 30, 2017	59

Notes to Financial Statements	James Advantage Funds

June 30, 2017

The Funds recognize transfer between levels as of the end of period. For the year ended June 30, 2017, the Funds did not have any transfer between Level 1 and Level 2 securities.

Investment Transactions
Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2017, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation
The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash
The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or equity securities sufficient to collateralize the market value of the Fund’s short positions.

Investment Income
Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders
Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

60	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2017

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from the differences in the GAAP (book) and tax treatment of certain investments such as partnerships, grantor trusts, collateralized debt instruments, foreign currency and, in some cases expenses paid on positions held short.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long- Short Fund
Paid-in capital	$(156)	$(37)	$–	$(36)	$–	$(39,302)
Accumulated net investment income/(loss)	(1,716,740)	409,461	(626)	121,252	(201)	39,216
Accumulated net realized gain/(loss)	1,716,896	(409,424)	626	(121,216)	201	86
Included in the amounts reclassified above were net operating losses offset to Paid-in capital, were as follows	$–	$–	$–	$–	$–	$39,302

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long- Short Fund
Tax cost of portfolio investments	$3,047,958,417	$54,597,554	$13,917,023	$26,756,753	$9,197,641	$16,063,215
Gross unrealized appreciation	$427,387,736	$14,247,756	$1,261,549	$6,634,233	$879,550	$19,265,774
Gross unrealized depreciation	(26,849,173)	(1,193,675)	(335,152)	(1,566,468)	(105,677)	(13,938,740)
Net appreciation of foreign currency and derivatives	8,671	65	–	–	–	55,044
Net unrealized appreciation	400,547,234	13,054,146	926,397	5,067,765	773,873	5,382,078
Accumulated capital gains/(losses)	88,107,503	7,846,071	3,054,678	2,102,729	(463,128)	(851,222)
Undistributed ordinary income	1,147,937	407,486	394,917	97,622	22,955	–
Total	$489,802,674	$21,307,703	$4,375,992	$7,268,116	$333,700	$4,530,856

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

Annual Report | June 30, 2017	61

Notes to Financial Statements	James Advantage Funds

June 30, 2017

The tax character of distributions paid for the year ended June 30, 2017 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long- Short Fund
Ordinary Income	$49,812,849	$400,002	$131,210	$–	$84,996	$–
Long‐Term Capital Gains	15,722,370	–	1,563,232	–	–	–
Total	$65,535,219	$400,002	$1,694,442	$–	$84,996	$–

The tax character of distributions paid for the year ended June 30, 2016 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long- Short Fund
Ordinary Income	$45,525,513	$517,857	$67,006	$27,110	$18,000	$–
Long‐Term Capital Gains	77,342,586	4,796,221	1,140,548	–	–	–
Total	$122,868,099	$5,314,078	$1,207,554	$27,110	$18,000	$–

Capital Losses
Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short‐term or long‐term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital loss carryovers used during the period ended June 30, 2017, were:

Amount
James Balanced: Golden Rainbow Fund	$28,247,484
James Small Cap Fund	2,405,338
James Micro Cap Fund	1,472,084
James Long‐Short Fund	1,030,845

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Aggressive Allocation Fund	$346,134	$–
James Long‐Short Fund	488,779	–

The Funds elect to defer to the year ending June 30, 2018 capital losses recognized during the period November 1, 2016 through June 30, 2017 in the amount of:

Amount
James Aggressive Allocation Fund	$116,994
James Long‐Short Fund	362,443

3.  INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in other long‐term U.S. Government obligations for the year ended June 30, 2017 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$492,700,410	$953,124,375
James Aggressive Allocation Fund	4,052,146	3,439,146

Purchases and sales (including maturities) of investments in other long‐term securities for the year ended June 30, 2017 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$1,271,717,724	$1,976,463,464
James Small Cap Fund	97,554,343	123,869,188
James Mid Cap Fund	20,655,866	21,571,227
James Micro Cap Fund	30,997,565	28,108,398
James Aggressive Allocation Fund	15,287,928	13,601,848
James Long‐Short Fund	7,919,222	16,570,021

For the year ended June 30, 2017, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $14,500,083 and $12,227,001, respectively, for the Long‐Short Fund.

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement
The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day‐to‐day management of each Fund’s portfolio. The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

62	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2017

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

James Long‐Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long‐Short Fund are reduced by the fees and expenses of the non‐interested trustees incurred by the applicable Fund. Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long‐Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non‐interested person trustees, 12b‐1 expenses and extraordinary expenses.

Administrative Services Agreement
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the year ended June 30, 2017 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement
ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out‐of‐pocket expenses. These fees and reimbursements for out‐of‐pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the year ended June 30, 2017 are disclosed in the Statements of Operations.

Plans of Distribution
The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long‐Short Fund have adopted a plan pursuant to Rule 12b‐1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b‐1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b‐1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the James Balanced: Golden Rainbow Fund’s Plans are reflected as 12b‐1 distribution and service fees – Retail Class on the Statements of Operations. The Plan expenses of the James Small Cap Fund, James Mid Cap Fund and James Long‐Short Fund are reflected as 12b‐1 distribution and service fees on the Statements of Operations.

Annual Report | June 30, 2017	63

Notes to Financial Statements	James Advantage Funds

June 30, 2017

5.  COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.  LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. During the year ended June 30, 2017, James Small Cap Fund and the James Aggressive Allocation Fund utilized their line of credit. The average amount of borrowings was $368,333 over 12 days with a weighted‐average interest rate of 3.75% for the James Small Cap Fund. The average amount of borrowings was $69,000 over 5 days with a weighted‐average interest rate of 3.50% for the James Aggressive Allocation Fund. During the year ended June 30, 2017, the James Balanced: Golden Rainbow Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long‐Short Fund did not utilize their line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. Each Fund’s line of credit agreement expired on July 11, 2017 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$50,000,000	Prime Rate*	July 10, 2018
James Small Cap Fund	$3,500,000	Prime Rate*	July 10, 2018
James Mid Cap Fund	$750,000	Prime Rate*	July 10, 2018
James Micro Cap Fund	$1,500,00	Prime Rate*	July 10, 2018
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 10, 2018
James Long‐Short Fund	$3,000,000	Prime Rate*	July 10, 2018

*	The rate at which the Bank announces as its prime lending rate.

64	www.jamesfunds.com

James Advantage Funds Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments,  of James Advantage Funds (the “Funds”), comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by  correspondence  with  the  custodian  and brokers;  when  replies were  not  received  from brokers,  we performed  other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 25, 2017

Annual Report | June 30, 2017	65

Additional Information	James Advantage Funds

June 30, 2017 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies  and  procedures  that  James  uses  in  fulfilling  this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available  without  charge  upon  request  by  calling  toll  free  1-800-995-2637.  These  items  are  also  available  on  the  Securities and Exchange Commission’s (the “Commission”) website  at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q.  The  complete  listing  (i)  is  available  on  the  Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to  shareholders  upon  request  by  calling  1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX DESIGNATIONS

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2016 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	88.71%
James Small Cap Fund	100.00%
James Mid Cap Fund	38.86%
James Micro Cap Fund	0%
James Long-Short Fund	0%
James Aggressive Allocation Fund	100.00%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2016 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	82.42%
James Small Cap Fund	100.00%
James Mid Cap Fund	38.86%
James Micro Cap Fund	0%
James Long-Short Fund	0%
James Aggressive Allocation Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $15,722,370 and James Mid  Cap  Fund  designated  $1,563,232  as  long-term  capital  gains dividend.

66	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2017 (Unaudited)

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Management Agreement with James Investment Research (the “Adviser”) for the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Long‐Short Fund, James Aggressive Allocation Fund, the James Mid Cap Fund and the James Micro Cap Fund (the “Funds”) at a meeting on February 22, 2017.

In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements.  The Board reviewed certain background materials supplied by the Adviser, including its Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated investment adviser.  The Board also reviewed the research and decision‐making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund.  The Board noted that the Adviser continues to primarily rely on in‐house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Funds.  The Board also considered changes to the management team for each Fund since the date of the last review.

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed‐end mutual funds and exchange‐traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the applicable Management Agreement was adequate and appropriate in light of the needs of such Fund.  Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies.  According to the Adviser, each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all of the Funds, except The James Balanced: Golden Rainbow Fund, have a universal fee structure.  Under the universal fee structure, the Adviser generally pays all of the expenses of the Fund.  The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure, and that comparing the universal fee against the net annual operating expense ratios of comparable funds was of analytical value.  The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct expenses of the Fund paid by the Adviser, not inclusive of any distribution expenses paid by the Adviser.  The Board reviewed the comparison of the net adjusted management fee for each Fund relative to its average management fee for its peer group.  The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex.  The Board also noted the additional difficulty of comparing the net expense ratios of long short funds because of their widely differing expense levels regarding interest expenses, securities sold short, and other similar line items unique to those products.

Annual Report | June 30, 2017	67

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2017 (Unaudited)

Based on the information provided, the Board determined that the net expense ratios for and the James Balanced: Golden Rainbow Fund: Institutional Class were slightly lower than its respective peer group median expense ratios.  In contrast, the Board determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Retail Class, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and the James Long Short Fund were generally higher than their respective peer group median expense ratios.  The Board concluded that these differences were reasonable in light of the long‐term performance of each Fund, the services provided by the Adviser, and the net adjusted management fees paid by each Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including one‐year, three‐year, five‐year and ten‐year (or since inception, as applicable) average annual total returns as of December 31, 2016.  The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.  The Board noted that, according to Morningstar, the James Balanced: Golden Rainbow Fund had earned 5 stars; the Micro Cap Fund and the Long Short Fund had each earned 4 stars, the Small Cap Fund had earned 3 stars, and the Mid Cap Fund had earned 2 stars.

With respect to The James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and Morningstar group average for the three‐, five‐ and ten‐year periods, but underperformed during the one‐year period and that the Institutional Class had similarly outperformed those groups during the three‐, five‐year and since inception periods and underperformed during the one‐year period.  With respect to the James Small Cap Fund, the Board noted that the Fund had underperformed its peer group average and Morningstar group average for the one‐, three‐, five‐year, and ten‐year periods.  The Board then noted that the James Mid Cap Fund had underperformed its peer group average for the one‐, three‐, five‐year, and ten‐year periods.  For the James Micro Cap Fund, the Board noted that  the  Fund  had  outperformed  its  peer  group  average  and  Morningstar  group  average  during  the  three‐  and  five‐year  periods  and underperformed its peer group and the Morningstar group average during the one‐year period.  For the James Long Short Fund, the Board noted that the Fund had outperformed its peer group average and Morningstar group average during the three‐year and five‐year period, but underperformed during the one‐year period.  The also noted that the James Micro Cap Fund also outperformed its benchmark during the three‐year and five‐year periods.

Based on information provided, the Board determined that the performance of each Fund (other than the James Small Cap Fund and the James Mid Cap Fund) was favorable over the periods considered for each Fund, and that, in general, most Funds outperformed either the peer group average, Morningstar group average, or benchmark, or some combination of those metrics for such Funds during most, if not all of the periods analyzed by the Board. The Board also determined that for the James Small Cap Fund and the James Mid Cap Fund, the performance was either consistently below its peer group average, Morningstar group average, or both, during most, if not all of the periods analyzed by the Board, and the Board discussed with the Adviser the reasons for the changes in such metrics from the prior year.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account and other registered investment company clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund under its Management Agreement.

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2016, reflecting revenues net of certain fees and expenses under each Management Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses and wage allocation applied to each Fund.  The Board also considered certain industry‐related materials regarding the analysis of fund profitability and took note of other long term industry and cyclical trends regarding profitability generally.  The Board noted that profitability analysis was likely to change in future years due to certain changes in the tax treatment of the Adviser.

The Board discussed the assumptions and estimates included in the fund profitability analysis, and received additional information from the Adviser about these assumptions and estimates.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

68	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2017 (Unaudited)

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund, and that several of the breakpoints for the James Balanced: Golden Rainbow Fund were currently in effect.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds.  The Board noted that the Adviser does not have any soft dollar arrangements.  The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser currently benefits from favorable press and name recognition generated by the Funds.

Based on the information provided, the Board determined there were no material other incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements.  During the review process, the Board noted certain instances where clarification or follow‐up was appropriate and others where the Board determined that further clarification or follow‐up was not necessary.  In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above‐mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

Annual Report | June 30, 2017	69

Trustees & Officers	James Advantage Funds

June 30, 2017 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts.  Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2017.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEES
Name/Address*/Age	Position(s) With Fund/Time Served/During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[2], CFA James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	6	Director, Heart to Honduras (2006 – present); Director, FAIR Foundation (2010 - present)
INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/During Past 5 years[1]	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Year of Birth: 1930	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	6	None
Leslie L. Brandon Year of Birth: 1942	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 -2000)	6	None
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Chief Operating Officer, The Armor Group (2013-Present); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC. (2009 - 2013)	6
Director, Currently Lead Director, of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director, Zep, Inc. (2010 – 2015)Director of Makino Inc. (2010 - 2013)

Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	6	Director of DRT Mfg. Co.(2007 –present), School Outfitters (2010 – present), Harlamert-HRG Food Brokerage, Prime Controls (2008 – present), The Siebenthaler Company (1986 – present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 -present); Retired CEO & CFO, Danis Companies (1983-2002)	6
Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 –present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present);

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385
[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
[2]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

70	www.jamesfunds.com

James Advantage Funds	Trustees & Officers

June 30, 2017 (Unaudited)

OFFICERS
Name/Address/Age	Positions Held With Fund/ Date Service Began	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1949	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc., Chief Compliance Officer, James Investment Research, Inc. (1997-2011)
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012
Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Deputy Operating Officer, James Investment Research, Inc. (since 2017), Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011)

Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Assistant Secretary since 2011	Vice President, James Investment Research, Inc. (since 2014), First Vice President of James Investment Research, Inc. (2009-2014)
Andrea E. Kuchli, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1985	Assistant Secretary since 2015
Vice President and Senior Counsel of ALPS Fund Services, Inc. (2015 – present), Secretary of the ALPS Variable Investment Trust (2016 – present), Secretary of the Elevation ETF Trust (2015 –present), Secretary of the Principal Real Estate Income Fund (2015 – present), Assistant Secretary of the ALPS ETF Trust (2015 – present), Associate Attorney, Davis Graham & Stubbs LLP (2014 –2015), Associate Attorney, Dechert LLP (2011 – 2014)

Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012)
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1974	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc. (since June 2012), Financial Reporting Manager, Parker Global Strategies, LLC (2009-2012)
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc. (since 2014), Assistant Vice President of James Investment Research, Inc. (2009-2014).

Annual Report | June 30, 2017	71

Privacy Policy	James Advantage Funds

June 30, 2017 (Unaudited)

Facts
What does James Advantage Funds do with your personal information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes ‐ such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes ‐ to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes ‐ information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes ‐ information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non‐affiliates to market to you	NO	We don’t share

Questions? Call 1‐800‐99 James

What we do:
How does James Advantage Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?	We collect your personal information, for example, when you
	●	open an account or deposit money
	●	direct us to buy securities or direct us to sell your securities
	●	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	●	affiliates from using your information to market to you.
	●	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non‐financial companies.
	●	Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non‐affiliates	Companies not related by common ownership or control. They can be financial and non‐financial companies.
	●	James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	James Advantage Funds does not jointly market.

72	www.jamesfunds.com

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b)	For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(3)
Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c)	A person shall have acquired such attributes through:

(1)
Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)	Other relevant experience.

(d)
(1)
A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

(2)
The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(3)
The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2017	June 30, 2016
$110,000	$106,800

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2017 and June 30, 2016 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2017	$0	$0
June 30, 2016	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2017 and June 30, 2016 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2017	$15,760	$0
June 30, 2016	$15,300	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2017	$7,500	$0
June 30, 2016	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2017 and June 30, 2016.

(e)	Pre-Approval Policies and Procedures.

(1)
Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant.  In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	n/a	n/a
Tax Fees	100%	n/a
Other Fees	100%	n/a

(f)	Not applicable to the registrant.

(g)	Aggregate non-audit fees billed by the registrant’s accountant:

	Registrant	Adviser
June 30, 2017	$12,071	$0
June 30, 2016	$11,930	$0

(h)
The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2017 and June 30, 2016, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date: September 8, 2017

By (Signature and Title)

/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer

Date: September 8, 2017